united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-490-4300

Date of fiscal year end: 9/30

Date of reporting period: 9/30/22

Item 1. Reports to Stockholders.

SIERRA TACTICAL ALL ASSET FUND
SIERRA TACTICAL CORE INCOME FUND
SIERRA TACTICAL MUNICIPAL FUND
SIERRA TACTICAL BOND FUND
SIERRA TACTICAL RISK SPECTRUM 50 FUND

Annual Report
September 30, 2022

1-866-738-4363
www.sierramutualfunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA/SIPC

Letter to Shareholders, November 2022 (Unaudited)

Dear Shareholders:

This letter covers the 12-month period ended September 30, 2022, the fiscal year for the Sierra Mutual Funds (“Sierra”, or, the “Funds”).

We are very pleased to report that all five Funds outperformed their benchmarks for the fiscal year as a result of our long-proven risk-mitigation disciplines, which include using trailing stops under each holding and updating those each day.

The primary reasons for these results are the continued challenging markets in almost every asset class during the past fiscal year, versus the consistent implementation of Sierra’s risk-mitigation disciplines. These include asset class diversification in our three diversified Funds as well as the trailing stops discipline mentioned above.

The U.S. economy fully recovered from COVID-19 related shutdowns during the period in several ways. The number of Americans working hit an all-time high of over 158 million at the end of the period. And the number of new jobs available to workers hit all-time highs in the first half of the period, with companies looking for more than 11 million new employees. In addition, real consumer spending, which is measured after inflation, also set new all-time highs.

But despite all of this “good news,” financial markets have been weak for much of the 12-month period. This was due in large part to runaway inflation and the Federal Reserve Bank’s (the “Fed”) efforts to reduce inflation by raising short-term rates. The Federal Funds (“Fed Funds”) rate, which influences short-term rates for consumers, was lowered to almost zero in early 2020 and stayed there until March 2022 when the Fed raised the range for the Fed Funds rate to 0.25%-0.50%. As inflation moved up sharply this year and remained high, the Fed has raised the Fed Funds rate an additional four times to a current range above 3%. In addition to aggressive Fed Funds rate hikes, the central bank also stopped buying longer-dated US Treasuries and Mortgage-Backed Securities under its quantitative easing program. A few months later, the Fed began quantitative tightening by reducing its ownership of treasuries and mortgage bonds on its balance sheet by allowing the bonds to mature without reinvestment.

Core fixed income returns were held back during the period by rising interest rates as 10-year U.S. Treasury rates soared from 1.52% to 3.83% during the period. This is the largest 12-month increase in 10-year U.S. Treasury rates since 1994. The Bloomberg US Aggregate Bond Index, a widely used benchmark for core fixed income, fell 14.6% in the period due to both rising long-term rates and increased interest rate spreads for corporate bonds over Treasury yields. High Yield Corporate Bonds (“HYCB”) lost 14.1% of their value during the period. Municipal bonds, preferred stocks, and many other fixed income sectors also declined significantly.

Equities also fell significantly during the period as earnings growth rates declined. Supply chain disruptions, negative effects of the strong dollar on overseas profits, and rising labor costs all contributed to reduced earnings estimates. The S&P 500 Index fell 15.5% during the period while small-cap U.S. stocks and developed foreign equities both lost more than 20% of their value. Energy was one of the few places to hide. The S&P GSCI Energy Index gained 65% at its peak in June 2022 but finished the period with a gain of “only” 13%.

Regardless of market noise, explanations, and numerous forecasts from ‘experts,’ we continue to abide by our long-proven processes, including broad diversification in our Sierra Tactical All Asset, Sierra Tactical Core Income, and Sierra Tactical Risk Spectrum 50 Funds, as well as our quantitative, rules-based defensive disciplines. Unlike most mutual funds, each of our Funds’ Investment Objectives includes a focus on limiting volatility and downside risk. These objectives benefited our clients during the negative, volatile environment of this past year.

Sierra Tactical All Asset Fund

The Sierra Tactical All Asset Fund has been in existence for nearly 15 years, a period that includes the unprecedented 2008-2009 global financial crisis as well as the recent global pandemic crisis and the accompanying deep global recession. The stock market crashes that occurred in 2007-2009 and in early 2020 constitute especially important periods of time for the All Asset Fund. These periods demonstrated Sierra Investment Management’s ability to cut off left- tail risk to mitigate severe drawdowns, while participating in the trampoline-like rebound that characterized the final nine months of 2009 and from mid-2020 through 2021.

Long-term performance continues to be a focus of our Portfolio Management team. We are pleased to report the strong performance that the Sierra Tactical All Asset Fund Instl Shares delivered, a cumulative return of 75.60%, or 3.89% annualized since inception on December 25, 2007 through September 30, 2022. This performance is stronger than the average of the funds in Morningstar’s Tactical Allocation Category, the All Asset Fund’s benchmark, which earned an average annualized return of only 2.47% over the same period.

For the twelve-month period ended September 30, 2022, the Sierra Tactical All Asset Fund Instl Shares fell 8.23%, while Morningstar’s Tactical Allocation Category Average fell 14.03%. The Fund also outperformed a broad multi-asset index, the Morningstar Conservative Target Risk Index, which declined 15.76% during the period. The All Asset Fund benefited during the period from its investment objective to limit volatility and downside risk.

The All Asset Fund began the period mostly invested, with approximately 20% in cash due to earlier Sell signals. The largest asset class exposures at this time were preferred stocks, municipal bonds, and U.S. equities. Exposures to U.S. equities was increased in November while non-U.S. equity exposure was reduced due to Sell signals.

Market volatility picked up in 2022 through the end of the fiscal year. The combination of rising interest rates, rising corporate spreads, and falling equities left few attractive investment options for the investment team. We had Buy signals in the first half of 2022 in categories such as international equities and commodities, but market volatility often led to new Sell signals in these and other asset classes. The All Asset Fund finished the second quarter of 2022 almost fully in cash.

Markets picked up again in July in asset classes such as municipal bonds, preferred stock, and U.S. equities. But once again volatility soon increased and most asset classes fell late in the third quarter of 2022. The All Asset Fund ended the period almost fully invested in cash due to Sell signals.

Regardless of the investment environment the investment team continues to follow its long-standing tactical approach and act with discipline in both up and down markets.

The performance data quoted here represents past performance for the Instl Shares (symbol SIRRX) and are net of the total annual operating expenses of the Instl Shares. For performance numbers current to the most recent month end, please call toll-free 866-738-4363 or visit our website, SierraMutualFunds.com. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the All Asset Fund will fluctuate, so that investors’ shares, when redeemed, may be worth more or less than their original cost.

The All Asset Fund’s net annual operating expenses, excluding expenses of the underlying funds, estimated at 0.78%, are 1.69% for Class A and Investor shares, 1.84% for Class A1 and I1 shares, 2.44% for Class C shares and 1.44% for Instl Shares. Please review the All Asset Fund’s prospectus for more information regarding the All Asset Fund’s fees and expenses.

Sierra Tactical Core Income Fund

From inception on December 27, 2011 to September 30, 2022, the Sierra Tactical Core Income Fund Instl Shares achieved a cumulative performance of 41.01%. The annualized return of 3.24% outpaced the benchmark, the Bloomberg US Aggregate Bond Index, which delivered an average annualized gain of 1.25% over the same period. This outperformance is attributable to our proprietary Buy and Sell disciplines that we apply to a broad range of income-oriented asset classes, including all categories of bond/income funds, preferred stock funds, REIT funds, and Master Limited Partnership funds, some of which are not included in the benchmark.

For the twelve-month period ended September 30, 2022, the Sierra Tactical Core Income Fund Instl Shares outperformed the benchmark in a declining market, falling 6.16% versus a loss of 14.60% for the Bloomberg US Aggregate Bond Index.

The Core Income Fund benefited during the period from its investment objective to limit volatility and downside risk. The Core Income Fund was almost fully invested in the fourth quarter of 2021, with the largest holdings in preferred stocks, municipal bonds, and multisector bonds. Downside volatility picked up early in 2022, with the result that cash levels increased significantly in the first half of 2022. Floating rate notes were the largest holding for much of Q1 2022, as this category was not affected by rising interest rates to the same degree as fixed income categories with longer interest rate duration.

Fixed income markets bounced back strongly in July, with the result that the Core Income Fund once again was close to fully invested at the end of the month. Market volatility quickly returned in the third quarter of 2022 and the Core Income Fund ended the period largely in cash.

The performance data quoted here represents past performance for the Instl Shares (symbol SSIRX) and are net of the total annual operating expenses of the Instl Shares. For performance numbers current to the most recent month end, please call toll-free 866-738-4363 or visit our website, SierraMutualFunds.com. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Core Income Fund will fluctuate, so that investors’ shares, when redeemed, may be worth more or less than their original cost.

The Core Income Fund’s net annual operating expenses, excluding expenses of the underlying funds, estimated at 0.73%, are 1.34% for Class A and Investor Shares, 1.94% for Class C shares, and 0.95% for Instl Shares. Please review the Core Income Fund’s prospectus for more information regarding the Core Income Fund’s fees and expenses.

Sierra Tactical Municipal Fund

The Sierra Tactical Municipal Fund was launched on December 27, 2018. From inception to September 30, 2022, the Municipal Fund’s Instl Shares achieved a cumulative performance of 9.75% or 2.51% annualized. This performance exceeded the benchmark, the Bloomberg Municipal Bond Index, which gained 0.26% annualized over the same time period. The outperformance over the relatively short period of time in large part is due to a strong benefit so far in 2022 from the Municipal Fund’s investment objective to limit volatility and downside risk. For the twelve-month period ended September 30, 2022, the Sierra Tactical Municipal Fund Instl Shares fell 5.04%, outperforming the benchmark, which declined 11.50%.

The Municipal Fund started the period almost fully invested but saw Sell signals in October 2021. The Municipal Fund saw new Buy signals late in the fourth quarter of 2021. Municipal markets were volatile in 2022 and the Municipal Fund had several episodes of Buy signals followed closely by Sell signals. As a result, the Municipal Fund ended the period almost wholly in cash, which benefited the Municipal Fund as it was able to avoid much of the market decline during the period.

The performance data quoted here represents past performance for the Instl Shares (symbol STMEX) and are net of the total annual operating expenses of the Instl Shares. For performance numbers current to the most recent month end, please call toll-free 866-738-4363 or visit our website, SierraMutualFunds.com. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate, so that investors’ shares, when redeemed, may be worth more or less than their original cost.

The Municipal Fund’s net annual operating expenses, excluding expenses of the underlying funds, estimated at 0.64%, are 1.23% for Class A Shares, 1.98% for Class C Shares, 0.92% for Special shares, 1.38% for Investor Shares, and 1.02% for Instl Shares. Please review the Municipal Fund’s prospectus for more information regarding the Municipal Fund’s fees and expenses.

Sierra Tactical Bond Fund

From inception on October 1, 2019 to September 30, 2022, the Sierra Tactical Bond Fund Instl Shares achieved a cumulative performance of 15.97% or 5.06% annualized. The Tactical Bond Fund’s performance far outpaced the annualized performance of its primary benchmark, the

Bloomberg US Aggregate Bond Index, which fell 3.31%, and its secondary benchmark, the ICE BofA US High Yield Index, which declined 0.64%.

The outperformance of the Tactical Bond Fund since inception illustrates the strength of the Tactical Bond Fund’s strategy, which holds HYCB funds whenever they are in an uptrend and moves to long-duration Treasury bonds, if they have a Buy signal, when the HYCB sector declines.

For the twelve-month period ended September 30, 2022, the Sierra Tactical Bond Fund Instl Shares lost 5.92%, outperforming the primary benchmark, which fell 14.60%. The Fund also outperformed the secondary index, the ICE BofA US High Yield Index, which declined 14.03%.

The Sierra Tactical Bond Fund started the 12-month period fully invested in HYCB but saw Sell signals in November. The proceeds of the HYCB sales were invested primarily in high quality U.S. bonds. New Buy signals for HYCBs emerged late in 2021, so the Tactical Bond Fund ended the year roughly equally invested HYCBs and high quality bonds.

Treasury rates and high yield spreads moved sharply up in the first three quarters of 2022. Both of these factors were negative for HYCBs. As a result, the investment team had to play defense. There were short bursts of strength in HYCBs in May and again in July. But these did not last. The Tactical Bond Fund finished the period almost wholly in cash, consistent with our prospectus objective of limiting volatility and downside risk. These prospectus guidelines were a key element in limiting the Tactical Bond Fund’s losses relative to the asset class and benchmarks during this volatile period.

The performance data quoted here represents past performance for the Instl Shares (symbol STBJX) and are net of the total annual operating expenses of the Instl Shares. For performance numbers current to the most recent month end, please call toll-free 866-738-4363 or visit our website, SierraMutualFunds.com. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate, so that investors’ shares, when redeemed, may be worth more or less than their original cost.

The Fund’s net annual operating expenses, excluding expenses of the underlying funds, estimated at 0.69%, are 1.48% for Class A shares, 2.23% for Class C shares, 1.23% for Instl Shares, 1.63% for Investor Shares. Please review the Tactical Bond Fund’s prospectus for more information regarding the Tactical Bond Fund’s fees and expenses.

Sierra Tactical Risk Spectrum 50 Fund

The Sierra Tactical Risk Spectrum 50 Fund completed its first full year during the period. The Fund is designed to target average equity exposure of between 30% and 50% over trailing three-year periods. The Fund uses the same risk mitigation strategies as all other Sierra Funds, including an investment objective of limiting volatility and downside risk.

Markets have been volatile and negative much of the time since the Fund’s inception on May 26, 2021. This period was a good test of our tactical approach to risk mitigation. From inception to

September 30, 2022, the Sierra Tactical Risk Spectrum 50 Fund Instl shares had a loss of 11.43% or 8.62% annualized. The Risk Spectrum 50 Fund outperformed the Morningstar Allocation-- 30% to 50% Equity Category Average, which fell 11.14% annualized since inception.

For the twelve-month period ended September 30, 2022, the Sierra Tactical Risk Spectrum 50 Fund Instl Shares fell 10.75%, while Morningstar’s Allocation—30% to 50% Equity Category Average fell 14.96%. The Risk Spectrum 50 Fund also outperformed a broad multi-asset index, the Morningstar Moderately Conservative Target Risk Index, which declined 16.66% during the period. The Fund benefited during the period from its investment objective to limit volatility and downside risk.

The Risk Spectrum 50 Fund started the period almost fully invested. The largest asset class exposures at this time were U.S. equities, municipal bonds, preferred stocks, and emerging market bonds. The Risk Spectrum 50 Fund was close to fully invested most of the fourth quarter, with a focus on U.S. equities. Allocation to municipal bonds increased at year-end.

Market volatility increased significantly throughout 2022 with the result that the Risk Spectrum 50 Fund often had significant cash levels. New positions were initiated early in 2022 in commodity funds and MLPs, while exposures to international equities were increased. New Buy signals were seen in U.S. equities at the end of the first quarter. Market volatility increased late in the second quarter, leading first to Sell signals in May followed by new Buy signals in July. Unfortunately, market volatility increased late in the third quarter with the result that the Risk Spectrum 50 Fund finished the period almost fully in cash.

Market volatility was high for much of the fiscal year, providing a difficult environment for almost all investment managers. Tactical managers, such as Sierra, traded more frequently during the fiscal year but outperformed peer groups and indices.

The performance data quoted here represents past performance for the Instl Shares (symbol SRFJX) and are net of the total annual operating expenses of the Instl Shares. For performance numbers current to the most recent month end, please call toll-free 866-738-4363 or visit our website, SierraMutualFunds.com. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Risk Spectrum 50 Fund will fluctuate, so that investors’ shares, when redeemed, may be worth more or less than their original cost.

The Risk Spectrum 50 Fund’s net annual operating expenses, excluding expenses of the underlying funds, estimated at 0.68%, are 1.56% for Class A shares, 2.31% for Class C shares, 1.71% for Investor Shares, and 1.31% for Instl Shares. Please review the Risk Spectrum 50 Fund’s prospectus for more information regarding the Risk Spectrum 50 Fund’s fees and expenses.

For more detailed Commentary see the “News and Media” link on our website,

www.sierramutualfunds.com.

We at Sierra appreciate your confidence in our firm and Portfolio Management team. And we thank you for your support throughout the years for the Sierra mutual funds.

Sincerely,

David C. Wright, JD

Kenneth L. Sleeper, MBA, PhD

Douglas A. Loeffler, CFA, CAIA

Marshall Quan

Portfolio Managers

Cumulative performance from inception is the total increase in value of an investment in the Instl Shares assuming reinvestment of dividends and capital gains.

The Morningstar Tactical Allocation Category Average is comprised of portfolios that seek to provide both capital appreciation and income by shifting exposure across stocks, bonds, and cash.

Bloomberg US Aggregate Bond Index is a broad-based index maintained by Bloomberg L.P. Capital that is often used to represent investment-grade bonds traded in the United States.

The S&P 500 Index is maintained by S&P Dow Jones Indices, a joint venture majority-owned by S&P Global, and its components are selected by a committee.

The MSCI EAFE Index is a free-float adjusted, market capitalization-weighted index designed to measure equity performance of developed markets, excluding the United States and Canada.

The MSCI Emerging Markets Index (net of foreign withholding taxes) is a free float-adjusted market capitalization-weighted index measuring emerging market equity performance.

The Bloomberg Municipal Bond Index is a market-value-weighted index for the long-term tax-exempt bond market.

The ICE BofA US High Yield Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

The Morningstar Allocation 15% - 30% Equity Category Average: Funds in allocation categories seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 15% and 30%.

The Morningstar Allocation 30% - 50% Equity Category Average: Funds in allocation categories seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 30% and 50%.

The Morningstar Conservative Target Risk Index: The Morningstar Target Risk Index family is designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds, and inflation-hedged instruments. The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets. This Index does not incorporate Environmental, Social, or Governance (ESG) criteria.

The Morningstar Moderately Conservative Target Allocation Index: The Morningstar Target Allocation Index family consists of indexes that offer a diversified mix of stocks and bonds created for local investors to benchmark their allocation funds. Morningstar’s Category classification system defines the level of equity and bond exposure for each index. The Morningstar US Moderately Conservative Target Allocation Index seeks 40% exposure to global equity markets.

Investors cannot directly invest in an index, and unmanaged index returns do not reflect any fees, expenses, or sales charges.

5021-NLD-11302022

SIERRA TACTICAL ALL ASSET FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2022

The Fund’s performance figures* for the periods ended September 30, 2022, compared to its benchmarks:

					Annualized	Annualized	Annualized
		Annualized	Annualized	Annualized	Inception**-	Inception***-	Inception****-
	One Year	Three Year	Five Year	Ten Year	September 30, 2022	September 30, 2022	September 30, 2022
Sierra Tactical All Asset Fund – Class A	(8.45)%	(0.38)%	0.41%	1.39%	3.66%	—	—
Sierra Tactical All Asset Fund – Class A with load	(13.72)%	(2.33)%	(0.77)%	0.80%	3.24%	—	—
Sierra Tactical All Asset Fund – Class C	(9.14)%	(1.13)%	(0.34)%	0.63%	—	1.46%	—
Sierra Tactical All Asset Fund – Investor Class	(8.43)%	(0.39)%	0.40%	1.39%	3.64%	—	—
Sierra Tactical All Asset Fund – Instl Class	(8.23)%	(0.13)%	0.66%	1.63%	3.89%	—	—
Sierra Tactical All Asset Fund – Class A1	(8.58)%	(0.52)%	0.27%	1.24%	—	—	1.47%
Sierra Tactical All Asset Fund – Class A1 with load	(13.83)%	(2.46)%	(0.91)%	0.64%	—	—	0.88%
Sierra Tactical All Asset Fund – Class I1	(8.59)%	(0.53)%	0.26%	1.24%	—	—	1.47%
Morningstar Tactical Allocation Category Average	(14.03)%	2.20%	2.63%	4.02%	2.47%	3.96%	3.53%
Morningstar Conservative Target Risk Index	(15.76)%	(1.59)%	0.82%	1.99%	2.97%	3.03%	2.30%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A and Class A1 maximum applicable sales charge of 3.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated with the traded NAV on September 30, 2022. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expenses are 2.47% for Class A, 2.47% for Investor Class, 2.22% for Instl Class, 3.22% for Class C shares, 2.62% for Class A1 and Class I1 shares per the January 28, 2022 prospectus. Class A and Class A1 are subject to a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-866-738-4363 (1-866-RETI-FND).

**	Inception date is December 24, 2007 for Class A, Investor and Institutional Class shares.

***	Inception date is February 5, 2010 for Class C shares.

****	Inception date is June 7, 2012 for Class A1 and Class I1 shares.

The Morningstar Tactical Allocation Category Average is comprised of mutual funds that seek to provide both capital appreciation and income by shifting exposure across stocks, bonds and cash.

The Morningstar Conservative Target Risk Index: The Morningstar Target Risk Index family is designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds, and inflation-hedged instruments. The Morningstar Conservative Target Risk Index seeks approximately 20% exposure to global equity markets. This Index does not incorporate Environmental, Social, or Governance (ESG) criteria.

Sierra Tactical All Asset Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to individuals who invest in the Fund or any member of the public regarding the advisability of investing in equity securities generally or in the Fund’s in particular or the ability of the Fund to track the Morningstar Indices or general equity market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FUND OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. One cannot invest directly in an index

SIERRA TACTICAL ALL ASSET FUND
PORTFOLIO REVIEW (Unaudited)(Continued)
September 30, 2022

Comparison of the Change in Value of a $10,000 Investment

The Fund’s asset classes as of September 30, 2022, are as follows:

Asset Class	% of Net Assets
Exchange-Traded Fund
Specialty	0.5%
Open End Funds
Alternative	5.1%
Equity	1.0%
Fixed Income	0.1%
Short-Term Investment
Money Market Fund	92.7%
Other Assets Less Liabilities	0.6%
100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

SIERRA TACTICAL CORE INCOME FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2022

The Fund’s performance figures* for the periods ended September 30, 2022, compared to its benchmark:

					Annualized
		Annualized	Annualized	Annualized	Inception**-
	One Year	Three Year	Five Year	Ten Year	September 30, 2022
Sierra Tactical Core Income Fund – Class A	(6.50)%	0.11%	1.20%	2.36%	2.89%
Sierra Tactical Core Income Fund – Class A with load	(11.89)%	(1.84%)	0.00%	1.76%	2.32%
Sierra Tactical Core Income Fund – Class C	(7.12)%	(0.49%)	0.59%	1.74%	2.27%
Sierra Tactical Core Income Fund – Investor Class	(6.53)%	0.11%	1.19%	2.36%	2.90%
Sierra Tactical Core Income Fund – Instl Class	(6.16)%	0.51%	1.60%	2.73%	3.24%
Bloomberg U.S. Aggregate Bond Index	(14.60)%	(3.26%)	(0.27%)	0.89%	1.25%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 3.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated with the traded NAV on September 30, 2022. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s returns would have been lower had the adviser not waived its fees or reimbursed a portion of the Fund’s expenses. The Fund’s total annual operating expenses are 2.07% for each of Class A and Investor Class, 1.67% for Instl Class and 2.67% for Class C shares per the January 28, 2022 prospectus. Class A shares are subject to a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-866-738-4363 (1-866-RETI-FND).

**	The Fund’s inception date is December 27, 2011.

The Bloomberg U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 10,100 fixed income issues and is valued at around $20 trillion, representing 43% of the total U.S. bond market. The index does not take into account charges, fees and other expenses, and investors cannot invest directly in an index.

SIERRA TACTICAL CORE INCOME FUND
PORTFOLIO REVIEW (Unaudited)(Continued)
September 30, 2022

Comparison of the Change in Value of a $10,000 Investment

The Fund’s asset classes as of September 30, 2022, are as follows:

Asset Class	% of Net Assets
Open End Funds
Fixed Income	0.3%
Alternative	0.0	% *
Short-Term Investment
Money Market Fund	99.6%
Other Assets Less Liabilities	0.1%
	100.0%

*	Percentage rounds to less than 0.1%.

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

SIERRA TACTICAL MUNICIPAL FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2022

The Fund’s performance figures* for the periods ended September, 2022, compared to its benchmark:

			Annualized	Annualized
		Annualized	Inception**-	Inception***-
	One Year	Three Year	September 30, 2022	September 30, 2022
Sierra Tactical Municipal Fund – Class A	(5.23)%	0.57%	2.33%	—
Sierra Tactical Municipal Fund – Class A with load	(10.69)%	(1.39)%	0.73%	—
Sierra Tactical Municipal Fund – Class C	(5.96)%	(0.16%)	—	(0.29%)
Sierra Tactical Municipal Fund – Investor Class	(5.38)%	0.41%	2.11%	—
Sierra Tactical Municipal Fund – Instl Class	(5.04)%	0.80%	2.51%	—
Sierra Tactical Municipal Fund – Special Shares	(4.92)%	0.89%	2.63%	—
Bloomberg Municipal Bond Index	(11.50)%	(1.85%)	0.26%	(1.93%)

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 3.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.. Total returns are calculated using the traded NAV on September 30, 2022. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s returns would have been lower had the adviser not waived its fees or reimbursed a portion of the Fund’s expenses. The Fund’s total annual operating expenses before waiver are 1.93% for Class A shares, 2.68% for Class C shares, 2.08% for Investor Class, 1.68% for Instl Class and 1.58% for Special Class shares per the January 28, 2022 prospectus. After fee waivers and reimbursements, the Fund’s total annual operating expenses are 1.87% for Class A shares, 2.62% for Class C shares, 2.02% for Investor Class, 1.66% for Instl Class and 1.56% for Special Class shares per the January 28, 2022 prospectus. Class A shares are subject to a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-866-738-4363 (1-866-RETI-FND).

**	The Sierra Tactical Municipal Fund Class A, Investor, Institutional and Special Class shares inception date is December 27, 2018.

***	The Sierra Tactical Municipal Fund Class C inception date is September 10, 2019.

The Bloomberg Municipal Bond Index is a market-value-weighted index for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. The index does not take into account charges, fees and other expenses, and investors cannot invest directly in an index.

SIERRA TACTICAL MUNICIPAL FUND
PORTFOLIO REVIEW (Unaudited)(Continued)
September 30, 2022

Comparison of the Change in Value of a $10,000 Investment

The Fund’s asset classes as of September 30, 2022, are as follows:

Asset Class	% of Net Assets
Open End Funds
Fixed Income	0.3%
Short-Term Investments
Money Market Funds	99.5%
Other Assets Less Liabilities	0.2%
100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

SIERRA TACTICAL BOND FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2022

The Fund’s performance figures* for the periods ended September 30, 2022, compared to its benchmark:

		Annualized
		Inception**-
	One Year	September 30, 2022
Sierra Tactical Bond Fund – Class A	(6.18)%	4.80%
Sierra Tactical Bond Fund – Class A with load	(11.57)%	2.74%
Sierra Tactical Bond Fund – Class C	(6.85)%	4.12%
Sierra Tactical Bond Fund – Investor Class	(6.29)%	4.66%
Sierra Tactical Bond Fund – Instl Class	(5.92)%	5.06%
Bloomberg U.S. Aggregate Bond Index	(14.60)%	(3.31)%
ICE Bank of America Merrill Lynch U.S. High Yield Master II Index	(14.03)%	(0.64)%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 3.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated with the traded NAV on September 30, 2022. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 2.17% for Class A shares, 2.92% for Class C shares, 2.32% for Investor Class, and 1.92% for Instl Class shares per the January 28, 2022 prospectus. Class A shares are subject to a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-866-738-4363 (1-866-RETI-FND).

**	The Sierra Tactical Bond Fund Class A, Class C, Investor, and Institutional Class shares inception date is October 1, 2019.

The Bloomberg U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 10,100 fixed income issues and is valued at around $20 trillion, representing 43% of the total U.S. bond market. The index does not take into account charges, fees and other expenses, and investors cannot invest directly in an index.

The ICE Bank of America Merrill Lynch U.S. High Yield Master II Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one-year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. In addition, qualifying securities must have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the US and Western Europe. The index does not take into account charges, fees and other expenses, and investors cannot invest directly in an index.

SIERRA TACTICAL BOND FUND
PORTFOLIO REVIEW (Unaudited)(Continued)
September 30, 2022

Comparison of the Change in Value of a $10,000 Investment

The Fund’s asset classes as of September 30, 2022, are as follows:

Asset Class	% of Net Assets
Open End Funds
Fixed Income	0.2%
Short-Term Investment
Money Market Fund	99.6%
Other Assets Less Liabilities	0.2%
100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

SIERRA TACTICAL RISK SPECTRUM 50 FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2022

The Fund’s performance figures* for the periods ended September 30, 2022, compared to its benchmark:

		Annualized
		Inception**-
	One Year	September 30, 2022
Sierra Tactical Risk Spectrum 50 Fund – Class A	(10.99)%	(8.83)%
Sierra Tactical Risk Spectrum 50 Fund – Class A with load	(16.10)%	(12.76)%
Sierra Tactical Risk Spectrum 50 Fund – Class C	(11.66)%	(9.50)%
Sierra Tactical Risk Spectrum 50 Fund – Investor Class	(11.11)%	(8.97)%
Sierra Tactical Risk Spectrum 50 Fund – Instl Class	(10.75)%	(8.61)%
Morningstar Allocation 30%-50% Equity Category Average	(14.96)%	(11.14)%
Morningstar Moderately Conservative Target Risk Index	(16.66)%	(12.33)%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 3.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated with the traded NAV on September 30, 2022. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses before waiver are 2.40% for Class A shares, 3.15% for Class C shares, 2.55% for Investor Class, and 2.15% for Instl Class shares per the January 28, 2022 prospectus. After fee waivers and reimbursements, the Fund’s total annual operating expenses are 2.24% for Class A shares, 2.99% for Class C shares, 2.39% for Investor Class, and 1.99% for Instl Class shares per the January 28, 2022 prospectus. Class A shares are subject to a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-866-738-4363 (1-866-RETI-FND).

**	The Sierra Tactical Risk Spectrum 50 Fund Class A, Class C, Investor, and Institutional Class shares inception date is May 26, 2021.

The Morningstar Allocation 30%-50% Equity Category Average is the average performance, published by Morningstar, of mutual funds that Morningstar categorizes in its Conservative Allocation group, as published by Morningstar at the end of each calendar quarter, and thus the original reports include funds that have subsequently merged, changed categories or liquidated. These portfolios are dominated by domestic holdings and have equity exposures between 30% and 50%.

The Morningstar Moderately Conservative Target Allocation Index: The Morningstar Target Allocation Index family consists of indexes that offer a diversified mix of stocks and bonds created for local investors to benchmark their allocation funds. Morningstar’s Category classification system defines the level of equity and bond exposure for each index. The Morningstar US Moderately Conservative Target Allocation Index seeks 40% exposure to global equity markets.

Sierra Tactical Risk Spectrum 50 Fund (the “Fund”) are not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to individuals who invest in the Fund or any member of the public regarding the advisability of investing in equity securities generally or in the Fund’s in particular or the ability of the Fund to track the Morningstar Indices or general equity market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FUND OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. One cannot invest directly in an index

SIERRA TACTICAL RISK SPECTRUM 50 FUND
PORTFOLIO REVIEW (Unaudited)(Continued)
September 30, 2022

Comparison of the Change in Value of a $10,000 Investment

The Fund’s asset classes as of September 30, 2022, are as follows:

Asset Class	% of Net Assets
Exchange-Traded Fund
Specialty	0.5%
Open End Funds
Fixed Income	1.8%
Alternative	1.6%
Equity	0.9%
Short-Term Investment
Money Market Fund	94.5%
Other Assets Less Liabilities	0.7%
100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

SIERRA TACTICAL ALL ASSET FUND
SCHEDULE OF INVESTMENTS
September 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUND — 0.5%
	SPECIALTY - 0.5%
140,350	Invesco DB US Dollar Index Bullish Fund(a) (Cost $4,302,780)	$4,231,553

	OPEN END FUNDS — 6.2%
	ALTERNATIVE - 5.1%
1,257,351	Abbey Capital Futures Strategy Fund, Class I	18,055,555
1	JPMorgan Hedged Equity Fund, Class I	23
2,391,277	LoCorr Long/Short Commodities Strategy Fund, Class I	26,495,352
		44,550,930
	EQUITY - 1.0%
1	JPMorgan Emerging Markets Equity Fund, Class I	26
288,312	Victory Global Energy Transition Fund, Class Y	8,493,674
1	Virtus KAR Small-Cap Core Fund, Class I	40
1	Virtus KAR Small-Cap Growth Fund, Class I	43
		8,493,783
	FIXED INCOME - 0.1%
8,698	BlackRock High Yield Bond Portfolio, Institutional Class	56,362
1,990	BlackRock High Yield Municipal Fund, Institutional Class	16,796
10,383	BlackRock Strategic Municipal Opportunities Fund, Institutional Class	104,347
1,843	Bramshill Income Performance Fund, Institutional Class	17,512
9,052	Cohen & Steers Preferred Securities and Income, Class I	105,453
5,254	Goldman Sachs High Yield Floating Rate Fund, Institutional Class	45,340
1	Goldman Sachs Investment Grade Credit Fund, Institutional Class	11
17	Invesco High Yield Municipal Fund, Class Y	143
4,279	Invesco International Bond Fund, Class Y	16,775
9,423	Invesco Rochester Municipal Opportunities Fund, Class Y	61,250
4,911	Invesco Senior Floating Rate Fund, Class Y	32,804
1	JPMorgan Emerging Markets Debt Fund	5
5,000	Lord Abbett Floating Rate Fund, Class I	39,052
5	Metropolitan West High Yield Bond Fund, Class I	42
2,079	MFS Corporate Bond Fund, Class I	24,050
6,495	Nuveen All-American Municipal Bond Fund, Class I	63,394

See accompanying notes to financial statements.

SIERRA TACTICAL ALL ASSET FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Shares		Fair Value
	OPEN END FUNDS — 6.2% (Continued)
	FIXED INCOME - 0.1% (Continued)
5,993	Nuveen High Yield Municipal Bond Fund, Class I	$86,413
3,476	Nuveen Preferred Securities Fund, Class I	51,585
1,861	Nuveen Short Duration High Yield Municipal Bond, Class I	17,498
2,564	PIMCO Diversified Income Fund, Institutional Class	22,641
1,006	PIMCO Emerging Markets Bond Fund, Institutional Class	7,695
17	PIMCO High Yield Fund, Institutional Class	129
7,214	PIMCO High Yield Municipal Bond Fund, Institutional Class	58,142
3,475	PIMCO Income Fund, Institutional Class	35,685
2,031	PIMCO International Bond Fund U.S. Dollar-Hedged, Institutional Class	19,216
9,750	PIMCO Investment Grade Credit Bond Fund, Institutional Class	82,584
2,650	PIMCO Long-Term Credit Bond Fund, Institutional Class	22,498
2,239	PIMCO Real Return Fund, Institutional Class	22,191
2,550	Putnam Ultra Short Duration Income Fund, Class Y	25,479
2	Victory Floating Rate Fund, Class Y	13
5,881	Voya Securitized Credit Fund, Class I	52,928
3,604	Western Asset Core Plus Bond Fund, Class IS	33,082
		1,121,115

	TOTAL OPEN END FUNDS (Cost $52,439,487)	54,165,828

	SHORT-TERM INVESTMENT — 92.7%
	MONEY MARKET FUND - 92.7%
802,830,895	First American Government Obligations Fund Class X, 2.77% (Cost $802,830,895)(b)	802,830,895

	TOTAL INVESTMENTS - 99.4% (Cost $859,573,162)	$861,228,276
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%	5,056,052
	NET ASSETS - 100.0%	$866,284,328

ETF Exchange-Traded Fund

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of September 30, 2022.

See accompanying notes to financial statements.

SIERRA TACTICAL CORE INCOME FUND
SCHEDULE OF INVESTMENTS
September 30, 2022

Shares			Fair Value
		OPEN END FUNDS — 0.3%
		ALTERNATIVE - 0.0%(a)
50,488		Victory Market Neutral Income Fund, Class I	$449,343

		FIXED INCOME - 0.3%
9,748		Angel Oak Multi-Strategy Income Fund, Institutional Class	87,052
53,345		BlackRock High Yield Bond Portfolio, Institutional Class	345,678
17,708		BlackRock High Yield Municipal Fund, Institutional Class	149,454
22,359		BlackRock Strategic Municipal Opportunities Fund, Institutional Class	224,706
33,832		Cohen & Steers Preferred Securities and Income, Class I	394,144
5,064		Credit Suisse Floating Rate High Income Fund, Institutional Class	31,195
598		Fidelity Capital & Income Fund	5,288
11,192		Goldman Sachs High Yield Floating Rate Fund, Institutional Class	96,585
5,745		Goldman Sachs High Yield Municipal Fund, Institutional Class	49,749
12,024		Invesco Floating Rate ESG Fund, Class Y	81,160
17,000		Invesco High Yield Municipal Fund, Class Y	142,457
23,265		Invesco International Bond Fund, Class Y	91,198
78,490		Invesco Rochester Municipal Opportunities Fund, Class Y	510,181
13,943		Invesco Senior Floating Rate Fund, Class Y	93,140
18,000		JPMorgan Income Fund, Class I	147,416
3,926		MFS California Municipal Bond Fund, Class I	33,530
9,313		MFS Corporate Bond Fund, Class I	107,752
12,964		MFS Emerging Markets Debt Fund, Class I	140,266
6,312		MFS Emerging Markets Debt Local Currency Fund, Class I	30,928
29,101		Nuveen All-American Municipal Bond Fund, Class I	284,022
15,669		Nuveen High Yield Municipal Bond Fund, Class I	225,950
15,896		Nuveen Preferred Securities Fund, Class I	235,893
3,025		Nuveen Short Duration High Yield Municipal Bond, Class I	28,431
7,364		Nuveen Strategic Income Fund, Class I	68,631
17,372		PIMCO Diversified Income Fund, Institutional Class	153,394
41,424		PIMCO Emerging Markets Bond Fund, Institutional Class	316,891
2		PIMCO Emerging Markets Full Spectrum Bond Fund, Institutional Class	10
1,935		PIMCO Emerging Markets Local Currency and Bond, Institutional Class	9,830
0	(c)	PIMCO High Yield Municipal Bond Fund, Institutional Class	0	(d)
20,417		PIMCO Income Fund, Institutional Class	209,682

See accompanying notes to financial statements.

SIERRA TACTICAL CORE INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Shares		Fair Value
	OPEN END FUNDS — 0.3% (Continued)
	FIXED INCOME - 0.3% (Continued)
6,837	PIMCO International Bond Fund U.S. Dollar-Hedged, Institutional Class	$64,674
18,611	PIMCO Investment Grade Credit Bond Fund, Institutional Class	157,637
11,608	PIMCO Long-Term Credit Bond Fund, Institutional Class	98,551
7,909	PIMCO Real Return Fund, Institutional Class	78,376
5,618	Putnam Ultra Short Duration Income Fund, Class Y	56,123
1,035	Semper MBS Total Return Fund, Institutional Class	8,582
9,920	TIAA-Cref Bond Index Fund, Institutional Class	92,853
2,727	Victory Floating Rate Fund, Class Y	22,631
12,088	Western Asset Core Plus Bond Fund, Class IS	110,970
		4,985,010

	TOTAL OPEN END FUNDS (Cost $5,855,923)	5,434,353

	SHORT-TERM INVESTMENT — 99.6%
	MONEY MARKET FUND - 99.6%
1,933,923,028	First American Government Obligations Fund Class X, 2.77% (Cost $1,933,923,028)(b)	1,933,923,028

	TOTAL INVESTMENTS - 99.9% (Cost $1,939,778,951)	$1,939,357,381
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%	2,246,116
	NET ASSETS - 100.0%	$1,941,603,497

(a)	Percentage rounds to less than 0.1%.

(b)	Rate disclosed is the seven day effective yield as of September 30, 2022.

(c)	Less than 1 Share.

(d)	Less than $1 US Dollar.

See accompanying notes to financial statements.

SIERRA TACTICAL MUNICIPAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2022

Shares		Fair Value
	OPEN END FUNDS — 0.3%
	FIXED INCOME - 0.3%
8,134	American Century California High-Yield Municipal, Class I	$75,405
4,694	BlackRock High Yield Municipal Fund, Institutional Class	39,621
3,146	BlackRock Strategic Municipal Opportunities Fund	31,619
8,208	City National Rochdale Municipal High Income Fund, Service Class	73,711
5,735	Franklin California Tax-Free Income Fund, Advisor Class	37,160
4,554	Goldman Sachs High Yield Municipal Fund, Institutional Class	39,436
10,275	Invesco High Yield Municipal Fund, Class Y	86,104
21,040	Invesco Rochester Municipal Opportunities Fund, Class Y	136,763
7,597	Nuveen All-American Municipal Bond Fund, Class I	74,148
6,623	Nuveen California High Yield Municipal Bond Fund, Class I	50,070
8,746	Nuveen High Yield Municipal Bond Fund, Class I	126,122
1,942	Nuveen Short Duration High Yield Municipal Bond, Class I	18,254
11,381	PIMCO High Yield Municipal Bond Fund, Institutional Class	91,728
		880,141

	TOTAL OPEN END FUNDS (Cost $968,396)	880,141

	SHORT-TERM INVESTMENTS — 99.5%
	MONEY MARKET FUNDS - 99.5%
21,423	BlackRock Liquidity Funds MuniCash, Institutional Class, 1.90%(a)	21,420
312,113,433	First American Government Obligations Fund Class X, 2.77%(a)	312,113,433
	TOTAL MONEY MARKET FUNDS (Cost $312,134,861)	312,134,853

	TOTAL SHORT-TERM INVESTMENTS (Cost $312,134,861)	312,134,853

	TOTAL INVESTMENTS - 99.8% (Cost $313,103,257)	$313,014,994
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%	473,967
	NET ASSETS - 100.0%	$313,488,961

(a)	Rate disclosed is the seven day effective yield as of September 30, 2022.

See accompanying notes to financial statements.

SIERRA TACTICAL BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2022

Shares		Fair Value
	OPEN END FUNDS — 0.2%
	FIXED INCOME - 0.2%
186,523	BlackRock High Yield Bond Portfolio, Institutional Class	$1,208,672
16,217	Fidelity Capital & Income Fund	143,516
42,950	Fidelity High Income Fund	305,377
26,602	Goldman Sachs High Yield Fund, Institutional Class	137,267
43,929	John Hancock High Yield Fund, Class I	123,881
28,950	Lord Abbett High Yield Fund, Class I	173,992
11	Metropolitan West High Yield Bond Fund, Class I	92
19	Neuberger Berman High Income Bond Fund, Institutional Class	138
5	Nuveen High Yield Income Fund, Class I	82
43,680	PGIM High Yield Fund, Class Z	195,688
20,141	PGIM Short Duration High Yield, Class Z	159,520
24,922	PIMCO High Yield Fund, Institutional Class	185,671
2	PIMCO High Yield Spectrum Fund, Institutional Class	17
25,294	Principal Funds Inc - High Income Fund, Institutional Class	154,039
18,165	Putnam High Yield Fund, Class Y	94,639
9,892	TIAA-CREF High Yield Fund, Institutional Class	78,644
		2,961,235

	TOTAL OPEN END FUNDS (Cost $3,184,532)	2,961,235

	SHORT-TERM INVESTMENT — 99.6%
	MONEY MARKET FUND - 99.6%
2,105,233,306	First American Government Obligations Fund Class X, 2.77% (Cost $2,105,233,306)(a)	2,105,233,306

	TOTAL INVESTMENTS - 99.8% (Cost $2,108,417,838)	$2,108,194,541
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%	4,799,355
	NET ASSETS - 100.0%	$2,112,993,896

(a)	Rate disclosed is the seven day effective yield as of September 30, 2022.

See accompanying notes to financial statements.

SIERRA TACTICAL RISK SPECTRUM 50 FUND
SCHEDULE OF INVESTMENTS
September 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUND — 0.5%
	SPECIALTY - 0.5%
26,800	Invesco DB US Dollar Index Bullish Fund(a) (Cost $821,621)	$808,020

	OPEN END FUNDS — 4.3%
	ALTERNATIVE - 1.6%
179,473	Abbey Capital Futures Strategy Fund, Class I	2,577,230
1	JPMorgan Hedged Equity Fund, Class I	23
		2,577,253
	EQUITY - 0.9%
51,090	Victory Global Energy Transition Fund, Class Y	1,505,116

	FIXED INCOME - 1.8%
2,168	American Century California High-Yield Municipal, Class I	20,096
1,645	Cohen & Steers Preferred Securities and Income, Class I	19,168
17	Invesco High Yield Municipal Fund, Class I	143
10,536	Invesco Rochester Municipal Opportunities Fund, Class Y	68,483
2,029	Invesco Senior Floating Rate Fund, Class Y	13,557
388	Nuveen All-American Municipal Bond Fund, Class I	3,792
2,836	Nuveen High Yield Municipal Bond Fund, Class I	40,900
1,132	Nuveen Preferred Securities Fund, Class I	16,797
1,762	PIMCO Emerging Markets Bond Fund, Institutional Class	13,478
106	PIMCO Income Fund, Institutional Class	1,089
1,204	PIMCO Investment Grade Credit Bond Fund, Institutional Class	10,200
513	PIMCO Long-Term Credit Bond Fund, Institutional Class	4,353
453	PIMCO Real Return Fund, Institutional Class	4,494
328,618	Putnam Mortgage Opportunities Fund, Class Y	2,885,269
		3,101,819

	TOTAL OPEN END FUNDS (Cost $7,232,999)	7,184,188

See accompanying notes to financial statements.

SIERRA TACTICAL RISK SPECTRUM 50 FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENT — 94.5%
	MONEY MARKET FUND - 94.5%
156,177,023	First American Government Obligations Fund Class X, 2.77% (Cost $156,177,023)(b)	$156,177,023

	TOTAL INVESTMENTS - 99.3% (Cost $164,231,643)	$164,169,231
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.7%	1,101,789
	NET ASSETS - 100.0%	$165,271,020

ETF Exchange-Traded Fund

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of September 30, 2022.

See accompanying notes to financial statements.

THE SIERRA FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2022

	Sierra Tactical All	Sierra Tactical Core	Sierra Tactical	Sierra Tactical	Sierra Tactical Risk
	Asset Fund	Income Fund	Municipal Fund	Bond Fund	Spectrum 50 Fund
ASSETS
Investment securities:
At cost	$859,573,162	$1,939,778,951	$313,103,257	$2,108,417,838	$164,231,643
At value	$861,228,276	$1,939,357,381	$313,014,994	$2,108,194,541	$164,169,231
Receivable for securities sold	4,224,480	—	—	—	806,670
Receivable for Fund shares sold	1,266,020	2,556,945	536,286	6,200,939	364,506
Dividends and interest receivable	1,380,376	3,565,745	585,008	3,945,305	265,984
Prepaid expenses and other assets	53,787	78,269	45,070	147,888	22,493
TOTAL ASSETS	868,152,939	1,945,558,340	314,181,358	2,118,488,673	165,628,884

LIABILITIES
Payable for Fund shares repurchased	834,308	2,255,898	422,331	3,269,858	182,121
Investment advisory fees payable	885,315	1,216,647	192,258	1,787,456	136,498
Distribution (12b-1) fees payable	42,236	163,583	1,916	28,347	627
Payable to related parties	63,107	117,692	25,775	93,163	17,988
Accrued expenses and other liabilities	43,645	201,023	50,117	315,953	20,630
TOTAL LIABILITIES	1,868,611	3,954,843	692,397	5,494,777	357,864
NET ASSETS	$866,284,328	$1,941,603,497	$313,488,961	$2,112,993,896	$165,271,020

Net Assets Consist Of:
Paid in capital	$922,639,904	$2,036,631,600	$330,555,105	$2,195,888,419	$187,697,581
Accumulated Deficit	(56,355,576)	(95,028,103)	(17,066,144)	(82,894,523)	(22,426,561)
NET ASSETS	$866,284,328	$1,941,603,497	$313,488,961	$2,112,993,896	$165,271,020

See accompanying notes to financial statements.

THE SIERRA FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2022

	Sierra Tactical All		Sierra Tactical Core		Sierra Tactical		Sierra Tactical		Sierra Tactical Risk
	Asset Fund		Income Fund		Municipal Fund		Bond Fund		Spectrum 50 Fund
Net Asset Value Per Share:
Class A:
Net Assets	$22,612,925		$49,884,997		$4,581,539		$22,075,649		$613,516
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,044,730		2,464,708		184,786		852,321		28,282
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$21.64		$20.24		$24.79		$25.90	(b)	$21.69
Maximum offering price per share (maximum sales charge of 3.75%) (a)	$22.48		$21.03		$25.76		$26.91		$22.54

Class C:
Net Assets	$38,103,872		$149,451,894		$1,529,015		$21,527,523		$41,823
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,752,857		7,421,939		62,292		836,835		1,934
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$21.74	(b)	$20.14	(b)	$24.55	(b)	$25.72		$21.63	(b)

Investor Class:
Net Assets	$11,267,316		$67,463,213		$4,129,210		$17,597,644		$1,460,219
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	521,568		3,327,696		166,738		679,658		67,332
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$21.60		$20.27		$24.76		$25.89		$21.69	(b)

Instl Class:
Net Assets	$783,341,463		$1,674,803,393		$302,954,201		$2,051,793,080		$163,155,462
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	36,506,138		83,133,719		12,249,676		79,051,753		7,521,610
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$21.46	(b)	$20.15	(b)	$24.73		$25.96	(b)	$21.69

Special Shares:
Net Assets					$294,996
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)					11,876
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share					$24.84

Class A1:
Net Assets	$3,302,757
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	151,018
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$21.87
Maximum offering price per share (maximum sales charge of 3.75%) (a)	$22.72

Class I1:
Net Assets	$7,655,995
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	351,618
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$21.77

(a)	On investments of $1 million or more, the maximum sales charge will not apply. Instead, the investment may be subject to a 1.00% contingent deferred sales charge on redemptions within 18 months of purchase.

(b)	The Net Asset Value (“NAV”) and offering price shown above differs from the traded NAV on September 30, 2022 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to financial statements.

THE SIERRA FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2022

					Sierra Tactical
	Sierra Tactical All	Sierra Tactical Core	Sierra Tactical	Sierra Tactical	Risk Spectrum
	Asset Fund	Income Fund	Municipal Fund	Bond Fund	50 Fund
INVESTMENT INCOME
Dividends	$17,353,791	$39,134,564	$4,977,300	$27,953,768	$3,218,022
Interest	3,200,400	8,016,474	1,052,404	9,666,763	565,258
TOTAL INVESTMENT INCOME	20,554,191	47,151,038	6,029,704	37,620,531	3,783,280

EXPENSES
Investment advisory fees	10,857,233	14,396,996	2,286,735	20,844,396	1,576,706
Distribution (12b-1) fees:
Class A	63,564	221,167	9,689	44,941	1,554
Class C	434,737	1,679,790	12,977	238,611	300
Investor Class	32,890	304,273	16,815	75,269	5,786
Class A1	13,189	—	—	—	—
Class I1	32,538	—	—	—	—
Third party administrative servicing fee	705,749	1,559,892	265,868	1,703,509	139,404
Administrative services fees	393,157	835,228	134,841	889,540	81,266
Transfer agent fees	89,844	447,887	62,749	136,775	46,963
Accounting services fees	104,224	204,900	34,970	198,518	14,341
Registration fees	159,695	179,655	129,989	183,356	99,207
Custodian fees	79,227	163,835	31,450	162,309	13,821
Printing and postage expenses	69,063	131,855	57,420	104,358	40,727
Compliance officer fees	34,331	51,516	25,377	52,820	17,644
Professional fees	37,724	34,520	32,657	36,799	28,970
Insurance expense	10,067	19,283	4,697	16,956	2,602
Trustees fees and expenses	8,735	8,735	8,735	8,780	14,635
Interest expense	—	2,878	473	850	—
Other expenses	20,431	26,685	13,540	84,334	12,662
TOTAL EXPENSES	13,146,398	20,269,095	3,128,982	24,782,121	2,096,588

Plus: Recapture of fees waived by the Adviser	—	26,224	—
Less: Fees waived by the Adviser	—	—	(3,054)	—	(120,767)

NET EXPENSES	13,146,398	20,295,319	3,125,928	24,782,121	1,975,821
NET INVESTMENT INCOME	7,407,793	26,855,719	2,903,776	12,838,410	1,807,459

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from security transactions	(58,994,023)	(96,729,950)	(16,254,860)	(82,158,261)	(21,863,431)
Distributions of capital gains from underlying investment companies	522,997	1,604,914	—	21,305	86,664
	(58,471,026)	(95,125,036)	(16,254,860)	(82,136,956)	(21,776,767)

Net change in unrealized appreciation (depreciation) of investments	(23,854,743)	(56,053,673)	(2,586,669)	(50,987,714)	2,358,303
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(82,325,769)	(151,178,709)	(18,841,529)	(133,124,670)	(19,418,464)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(74,917,976)	$(124,322,990)	$(15,937,753)	$(120,286,260)	$(17,611,005)

See accompanying notes to financial statements.

SIERRA TACTICAL ALL ASSET FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
FROM OPERATIONS
Net investment income	$7,407,793	$22,725,112
Net realized gain (loss) from security transactions	(58,994,023)	9,481,107
Distributions of capital gains from underlying investment companies	522,997	555,535
Net change in appreciation (depreciation) of investments	(23,854,743)	7,475,947
Net increase (decrease) in net assets resulting from operations	(74,917,976)	40,237,701

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A	(25,115)	—
Class C	(7,703)	—
Investor Class	(13,169)	—
Instl Class	(1,383,537)	—
Class AI	(2,271)	—
Class I1	(5,211)	—
From distributable earnings:
Class A	(260,437)	(798,004)
Class C	(281,740)	(909,999)
Investor Class	(132,651)	(427,447)
Instl Class	(8,721,092)	(20,659,269)
Class A1	(31,145)	(85,472)
Class I1	(76,273)	(180,401)
Net decrease in net assets resulting from distributions to shareholders	(10,940,344)	(23,060,592)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	908,318	2,732,615
Class C	4,107,347	5,659,428
Investor Class	729,357	541,083
Instl Class	327,840,054	329,038,386
Class A1	711,010	769,979
Class I1	2,510,290	7,243,072
Net asset value of shares issued in reinvestment of distributions:
Class A	276,712	771,796
Class C	279,492	877,073
Investor Class	138,366	402,828
Instl Class	10,041,915	20,468,937
Class A1	28,911	70,768
Class I1	78,681	172,367
Payments for shares redeemed:
Class A	(5,044,773)	(7,316,071)
Class C	(9,109,597)	(9,091,972)
Investor Class	(3,982,416)	(2,213,537)
Instl Class	(243,543,150)	(193,563,699)
Class A1	(512,145)	(773,131)
Class I1	(3,299,452)	(1,452,054)
Net increase in net assets resulting from shares of beneficial interest	82,158,920	154,337,868

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,699,400)	171,514,977

NET ASSETS
Beginning of Year	869,983,728	698,468,751
End of Year	$866,284,328	$869,983,728

See accompanying notes to financial statements.

SIERRA TACTICAL ALL ASSET FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
SHARE ACTIVITY
Class A:
Shares Sold	39,219	112,988
Shares Reinvested	11,893	32,006
Shares Redeemed	(217,431)	(303,619)
Net decrease in shares of beneficial interest outstanding	(166,319)	(158,625)

Class C:
Shares Sold	175,779	232,531
Shares Reinvested	11,862	36,069
Shares Redeemed	(394,936)	(374,659)
Net decrease in shares of beneficial interest outstanding	(207,295)	(106,059)

Investor Class:
Shares Sold	31,671	22,143
Shares Reinvested	5,960	16,734
Shares Redeemed	(171,868)	(92,655)
Net decrease in shares of beneficial interest outstanding	(134,237)	(53,778)

Instl Class:
Shares Sold	14,434,915	13,787,292
Shares Reinvested	437,406	856,655
Shares Redeemed	(10,697,324)	(8,109,483)
Net increase in shares of beneficial interest outstanding	4,174,997	6,534,464

Class A1
Shares Sold	31,083	31,453
Shares Reinvested	1,227	2,903
Shares Redeemed	(22,055)	(31,598)
Net increase in shares of beneficial interest outstanding	10,255	2,758

Class I1
Shares Sold	108,976	298,585
Shares Reinvested	3,352	7,094
Shares Redeemed	(142,033)	(59,746)
Net increase (decrease) in shares of beneficial interest outstanding	(29,705)	245,933

See accompanying notes to financial statements.

SIERRA TACTICAL CORE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
FROM OPERATIONS
Net investment income	$26,855,719	$52,411,866
Net realized gain (loss) from security transactions	(96,729,950)	16,905,327
Distributions of capital gains from underlying investment companies	1,604,914	1,922,682
Net change in appreciation (depreciation) of investments	(56,053,673)	14,681,448
Net increase (decrease) in net assets resulting from operations	(124,322,990)	85,921,323

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A	(82,347)	—
Class C	(146,283)	—
Investor Class	(110,408)	—
Instl Class	(3,522,428)	—
From distributable earnings:
Class A	(598,504)	(1,770,296)
Class C	(1,256,301)	(3,433,941)
Investor Class	(800,723)	(2,198,353)
Instl Class	(22,424,866)	(47,315,484)
Net decrease in net assets resulting from distributions to shareholders	(28,941,860)	(54,718,074)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	6,387,218	10,384,529
Class C	37,458,854	67,976,381
Investor Class	21,628,566	23,443,955
Instl Class	750,787,836	760,002,953
Net asset value of shares issued in reinvestment of distributions:
Class A	636,258	1,634,170
Class C	1,315,994	3,173,591
Investor Class	859,907	2,060,263
Instl Class	24,842,398	45,138,624
Payments for shares redeemed:
Class A	(14,595,504)	(21,320,293)
Class C	(52,469,255)	(39,541,636)
Investor Class	(29,571,151)	(24,070,324)
Instl Class	(543,194,427)	(604,824,366)
Net increase in net assets resulting from shares of beneficial interest	204,086,694	224,057,847

TOTAL INCREASE IN NET ASSETS	50,821,844	255,261,096

NET ASSETS
Beginning of Year	1,890,781,653	1,635,520,557
End of Year	$1,941,603,497	$1,890,781,653

See accompanying notes to financial statements.

SIERRA TACTICAL CORE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
SHARE ACTIVITY
Class A:
Shares Sold	301,662	472,714
Shares Reinvested	30,028	74,400
Shares Redeemed	(689,044)	(968,947)
Net decrease in shares of beneficial interest outstanding	(357,354)	(421,833)

Class C:
Shares Sold	1,765,996	3,100,957
Shares Reinvested	62,125	144,829
Shares Redeemed	(2,501,112)	(1,806,693)
Net increase (decrease) in shares of beneficial interest outstanding	(672,991)	1,439,093

Investor Class:
Shares Sold	1,030,664	1,065,970
Shares Reinvested	40,524	93,638
Shares Redeemed	(1,408,835)	(1,094,265)
Net increase (decrease) in shares of beneficial interest outstanding	(337,647)	65,343

Instl Class:
Shares Sold	35,847,677	34,748,426
Shares Reinvested	1,183,283	2,064,619
Shares Redeemed	(25,950,915)	(27,622,311)
Net increase in shares of beneficial interest outstanding	11,080,045	9,190,734

See accompanying notes to financial statements.

SIERRA TACTICAL MUNICIPAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
FROM OPERATIONS
Net investment income	$2,903,776	$5,502,383
Net realized gain (loss) from security transactions	(16,254,860)	15,528,436
Distributions of capital gains from underlying investment companies	—	19,401
Net change in appreciation (depreciation) of investments	(2,586,669)	(5,648,522)
Net increase (decrease) in net assets resulting from operations	(15,937,753)	15,401,698

DISTRIBUTIONS TO SHAREHOLDERS
From distributable earnings:
Class A	(134,018)	(57,054)
Class C	(44,386)	(8,790)
Investor Class	(154,050)	(63,779)
Instl Class	(11,403,110)	(5,306,665)
Special Shares	(15,589)	(9,063)
Net decrease in net assets resulting from distributions to shareholders	(11,751,153)	(5,445,351)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,661,106	629,315
Class C	494,000	1,421,661
Investor Class	892,059	1,861,865
Instl Class	149,594,996	155,848,168
Special Shares	2,762	82,881
Net asset value of shares issued in reinvestment of distributions:
Class A	133,861	57,054
Class C	44,386	8,790
Investor Class	153,678	63,586
Instl Class	10,905,850	5,194,392
Special Shares	15,588	7,772
Payments for shares redeemed:
Class A	(248,674)	(83,396)
Class C	(136,256)	(578,150)
Investor Class	(907,701)	(142,103)
Instl Class	(112,487,708)	(85,563,614)
Special Shares	(129,189)	(4,067)
Net increase in net assets resulting from shares of beneficial interest	49,988,758	78,804,154

TOTAL INCREASE IN NET ASSETS	22,299,852	88,760,501

NET ASSETS
Beginning of Year	291,189,109	202,428,608
End of Year	$313,488,961	$291,189,109

See accompanying notes to financial statements.

SIERRA TACTICAL MUNICIPAL FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
SHARE ACTIVITY
Class A:
Shares Sold	64,587	23,008
Shares Reinvested	5,106	2,116
Shares Redeemed	(9,514)	(3,074)
Net increase in shares of beneficial interest outstanding	60,179	22,050

Class C:
Shares Sold	19,459	52,419
Shares Reinvested	1,701	326
Shares Redeemed	(5,233)	(21,353)
Net increase in shares of beneficial interest outstanding	15,927	31,392

Investor Class:
Shares Sold	34,936	69,058
Shares Reinvested	5,854	2,353
Shares Redeemed	(35,318)	(5,271)
Net increase in shares of beneficial interest outstanding	5,472	66,140

Instl Class:
Shares Sold	5,815,175	5,803,997
Shares Reinvested	417,241	193,019
Shares Redeemed	(4,390,890)	(3,194,773)
Net increase in shares of beneficial interest outstanding	1,841,526	2,802,243

Special Shares:
Shares Sold	105	3,083
Shares Reinvested	593	289
Shares Redeemed	(5,159)	(150)
Net increase (decrease) in shares of beneficial interest outstanding	(4,461)	3,222

See accompanying notes to financial statements.

SIERRA TACTICAL BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
FROM OPERATIONS
Net investment income	$12,838,410	$49,187,331
Net realized loss from security transactions	(82,158,261)	(4,017,561)
Distributions of capital gains from underlying investment companies	21,305	3,001,516
Net change in appreciation (depreciation) of investments	(50,987,714)	52,854,717
Net increase (decrease) in net assets resulting from operations	(120,286,260)	101,026,003

DISTRIBUTIONS TO SHAREHOLDERS
From distributable earnings:
Class A	(76,940)	(563,043)
Class C	(61,880)	(678,214)
Investor Class	(83,103)	(1,018,200)
Instl Class	(12,134,712)	(100,322,292)
Net decrease in net assets resulting from distributions to shareholders	(12,356,635)	(102,581,749)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	16,839,209	10,311,960
Class C	9,093,521	22,902,290
Investor Class	10,686,917	13,672,526
Instl Class	1,040,458,590	1,197,928,418
Net asset value of shares issued in reinvestment of distributions:
Class A	76,323	559,731
Class C	61,562	675,232
Investor Class	73,716	937,944
Instl Class	11,885,671	97,816,364
Payments for shares redeemed:
Class A	(5,863,460)	(3,457,396)
Class C	(8,797,668)	(3,135,289)
Investor Class	(10,925,097)	(7,104,618)
Instl Class	(712,754,359)	(481,461,815)
Net increase in net assets resulting from shares of beneficial interest	350,834,925	849,645,347

TOTAL INCREASE IN NET ASSETS	218,192,030	848,089,601

NET ASSETS
Beginning of Year	1,894,801,866	1,046,712,265
End of Year	$2,112,993,896	$1,894,801,866

See accompanying notes to financial statements.

SIERRA TACTICAL BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
SHARE ACTIVITY
Class A:
Shares Sold	633,823	371,253
Shares Reinvested	2,836	20,301
Shares Redeemed	(220,755)	(124,741)
Net increase in shares of beneficial interest outstanding	415,904	266,813

Class C:
Shares Sold	337,966	828,036
Shares Reinvested	2,265	24,513
Shares Redeemed	(333,412)	(113,047)
Net increase in shares of beneficial interest outstanding	6,819	739,502

Investor Class:
Shares Sold	402,299	492,688
Shares Reinvested	2,721	34,030
Shares Redeemed	(412,889)	(255,596)
Net increase (decrease) in shares of beneficial interest outstanding	(7,869)	271,122

Instl Class:
Shares Sold	39,137,604	43,136,154
Shares Reinvested	440,707	3,545,555
Shares Redeemed	(26,831,999)	(17,281,463)
Net increase in shares of beneficial interest outstanding	12,746,312	29,400,246

See accompanying notes to financial statements.

SIERRA TACTICAL RISK SPECTRUM 50 FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	September 30,	September 30,
	2022	2021*
FROM OPERATIONS
Net investment income	$1,807,459	$729,562
Net realized loss from security transactions	(21,863,431)	(868,664)
Distributions of capital gains from underlying investment companies	86,664	176,881
Net change in appreciation (depreciation) of investments	2,358,303	(2,420,715)
Net decrease in net assets resulting from operations	(17,611,005)	(2,382,936)

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A	(211)	—
Class C	(5)	—
Investor Class	(412)	—
Instl Class	(73,365)	—
From distributable earnings:
Class A	(4,998)	(1,467)
Class C	(105)	(125)
Investor Class	(12,162)	(5,809)
Instl Class	(1,795,214)	(637,342)
Net decrease in net assets resulting from distributions to shareholders	(1,886,472)	(644,743)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	968,862	347,151
Class C	17,000	29,025
Investor Class	395,750	1,518,247
Instl Class	88,203,858	142,443,410
Net asset value of shares issued in reinvestment of distributions:
Class A	5,209	1,467
Class C	110	125
Investor Class	12,568	5,809
Instl Class	1,862,705	636,234
Payments for shares redeemed:
Class A	(615,174)	—
Investor Class	(225,332)	(34,739)
Instl Class	(41,819,050)	(5,957,059)
Net increase in net assets resulting from shares of beneficial interest	48,806,506	138,989,670

TOTAL INCREASE IN NET ASSETS	29,309,029	135,961,991

NET ASSETS
Beginning of Year	135,961,991	—
End of Year	$165,271,020	$135,961,991

*	Sierra Tactical Risk Spectrum 50 Fund commenced operations on May 26, 2021.

See accompanying notes to financial statements.

SIERRA TACTICAL RISK SPECTRUM 50 FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Period Ended
	September 30,	September 30,
	2022	2021*
SHARE ACTIVITY
Class A:
Shares Sold	41,140	13,718
Shares Reinvested	224	59
Shares Redeemed	(26,859)	—
Net increase in shares of beneficial interest outstanding	14,505	13,777

Class C:
Shares Sold	763	1,161
Shares Reinvested	5	5
Net increase in shares of beneficial interest outstanding	768	1,166

Investor Class:
Shares Sold	16,913	60,362
Shares Reinvested	534	235
Shares Redeemed	(9,344)	(1,368)
Net increase in shares of beneficial interest outstanding	8,103	59,229

Instl Class:
Shares Sold	3,768,440	5,660,953
Shares Reinvested	79,918	25,747
Shares Redeemed	(1,777,418)	(236,030)
Net increase in shares of beneficial interest outstanding	2,070,940	5,450,670

*	Sierra Tactical Risk Spectrum 50 Fund commenced operations on May 26, 2021.

See accompanying notes to financial statements.

SIERRA TACTICAL ALL ASSET FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	September 30,	September 30,	September 30,		September 30,	September 30,
Class A Shares	2022	2021	2020		2019	2018
Net asset value, beginning of year	$23.90	$23.28	$23.11		$22.95	$23.41
Activity from investment operations:
Net investment income (1)(4)(5)	0.16	0.64	0.34		0.42	0.59
Net realized and unrealized gain (loss) on investments	(2.16)	0.62	0.22		0.16	(0.44)
Total from investment operations	(2.00)	1.26	0.56		0.58	0.15
Less distributions from:
Net investment income	(0.16)	(0.64)	(0.35)		(0.42)	(0.61)
Net realized gains	(0.08)	—	(0.04)		—	—
Return of capital	(0.02)	—	(0.00	) (6)	—	—
Total distributions	(0.26)	(0.64)	(0.39)		(0.42)	(0.61)
Net asset value, end of year	$21.64	$23.90	$23.28		$23.11	$22.95
Total return (2)	(8.45)%	5.46%	2.41%		2.59%	0.65%
Net assets, at end of year (000s)	$22,613	$28,943	$31,880		$34,599	$36,946
Ratio of gross expenses to average net assets (3)(4)	1.70%	1.69%	1.70%		1.74%	1.73%
Ratio of net expenses to average net assets (4)	1.70%	1.69%	1.70%		1.74%	1.73%
Ratio of net investment income to average net assets (4)(5)	0.70%	2.66%	1.48%		1.83%	2.52%
Portfolio Turnover Rate	542%	159%	310%		320%	153%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales charges, and assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Less than $0.01.

See accompanying notes to financial statements.

SIERRA TACTICAL ALL ASSET FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	September 30,	September 30,	September 30,		September 30,	September 30,
Class C Shares	2022	2021	2020		2019	2018
Net asset value, beginning of year	$24.07	$23.44	$23.30		$23.13	$23.59
Activity from investment operations:
Net investment income (loss) (1)(4)(5)	(0.01)	0.47	0.17		0.25	0.42
Net realized and unrealized gain (loss) on investments	(2.16)	0.62	0.21		0.17	(0.44)
Total from investment operations	(2.17)	1.09	0.38		0.42	(0.02)
Less distributions from:
Net investment income	(0.07)	(0.46)	(0.20)		(0.25)	(0.44)
Net realized gains	(0.08)	—	(0.04)		—	—
Return of capital	(0.01)	—	(0.00	) (6)	—	—
Total distributions	(0.16)	(0.46)	(0.24)		(0.25)	(0.44)
Net asset value, end of year	$21.74	$24.07	$23.44		$23.30	$23.13
Total return (2)	(9.10)%	4.63%	1.66%		1.83%	(0.11)%
Net assets, at end of year (000s)	$38,104	$47,185	$48,432		$52,649	$61,939
Ratio of gross expenses to average net assets (3)(4)	2.45%	2.44%	2.45%		2.49%	2.48%
Ratio of net expenses to average net assets (4)	2.45%	2.44%	2.45%		2.49%	2.48%
Ratio of net investment income (loss) to average net assets (4)(5)	(0.05)%	1.92%	0.74%		1.07%	1.77%
Portfolio Turnover Rate	542%	159%	310%		320%	153%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Less than $0.01.

See accompanying notes to financial statements.

SIERRA TACTICAL ALL ASSET FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	September 30,	September 30,	September 30,		September 30,	September 30,
Investor Class	2022	2021	2020		2019	2018
Net asset value, beginning of year	$23.85	$23.22	$23.08		$22.91	$23.38
Activity from investment operations:
Net investment income (1)(4)(5)	0.16	0.64	0.33		0.41	0.57
Net realized and unrealized gain (loss) on investments	(2.15)	0.63	0.20		0.18	(0.43)
Total from investment operations	(1.99)	1.27	0.53		0.59	0.14
Less distributions from:
Net investment income	(0.16)	(0.64)	(0.35)		(0.42)	(0.61)
Net realized gains	(0.08)	—	(0.04)		—	—
Return of capital	(0.02)	—	(0.00	) (6)	—	—
Total distributions	(0.26)	(0.64)	(0.39)		(0.42)	(0.61)
Net asset value, end of year	$21.60	$23.85	$23.22		$23.08	$22.91
Total return (2)	(8.43)%	5.47%	2.33%		2.63%	0.60%
Net assets, at end of year (000s)	$11,267	$15,643	$16,479		$15,425	$19,760
Ratio of gross expenses to average net assets (3)(4)	1.70%	1.69%	1.70%		1.74%	1.73%
Ratio of net expenses to average net assets (4)	1.70%	1.69%	1.70%		1.74%	1.73%
Ratio of net investment income to average net assets (4)(5)	0.69%	2.68%	1.44%		1.83%	2.46%
Portfolio Turnover Rate	542%	159%	310%		320%	153%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Less than $0.01.

See accompanying notes to financial statements.

SIERRA TACTICAL ALL ASSET FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	September 30,	September 30,	September 30,		September 30,	September 30,
Instl Class	2022	2021	2020		2019	2018
Net asset value, beginning of year	$23.68	$23.08	$22.91		$22.75	$23.22
Activity from investment operations:
Net investment income (1)(4)(5)	0.21	0.70	0.38		0.47	0.64
Net realized and unrealized gain (loss) on investments	(2.13)	0.60	0.24		0.17	(0.44)
Total from investment operations	(1.92)	1.30	0.62		0.64	0.20
Less distributions from:
Net investment income	(0.18)	(0.70)	(0.41)		(0.48)	(0.67)
Net realized gains	(0.08)	—	(0.04)		—	—
Return of capital	(0.04)	—	(0.00	) (6)	—	—
Total distributions	(0.30)	(0.70)	(0.45)		(0.48)	(0.67)
Net asset value, end of year	$21.46	$23.68	$23.08		$22.91	$22.75
Total return (2)	(8.18)%	5.64%	2.73%		2.87%	0.86%
Net assets, at end of year (000s)	$783,341	$765,643	$595,260		$486,871	$442,358
Ratio of gross expenses to average net assets (3)(4)	1.45%	1.44%	1.45%		1.49%	1.48%
Ratio of net expenses to average net assets (4)	1.45%	1.44%	1.45%		1.49%	1.48%
Ratio of net investment income to average net assets (4)(5)	0.92%	2.95%	1.67%		2.08%	2.77%
Portfolio Turnover Rate	542%	159%	310%		320%	153%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Less than $0.01.

See accompanying notes to financial statements.

SIERRA TACTICAL ALL ASSET FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	September 30,	September 30,	September 30,		September 30,	September 30,
Class A1 Shares	2022	2021	2020		2019	2018
Net asset value, beginning of year	$24.15	$23.52	$23.35		$23.18	$23.65
Activity from investment operations:
Net investment income (1)(4)(5)	0.13	0.60	0.31		0.38	0.56
Net realized and unrealized gain (loss) on investments	(2.17)	0.63	0.21		0.18	(0.45)
Total from investment operations	(2.04)	1.23	0.52		0.56	0.11
Less distributions from:
Net investment income	(0.14)	(0.60)	(0.31)		(0.39)	(0.58)
Net realized gains	(0.08)	—	(0.04)		—	—
Return of capital	(0.02)	—	(0.00	) (6)	—	—
Total distributions	(0.24)	(0.60)	(0.35)		(0.39)	(0.58)
Net asset value, end of year	$21.87	$24.15	$23.52		$23.35	$23.18
Total return (2)	(8.54)%	5.25%	2.26%		2.45%	0.47%
Net assets, at end of year (000s)	$3,303	$3,400	$3,246		$3,506	$3,802
Ratio of gross expenses to average net assets (3)(4)	1.85%	1.84%	1.85%		1.89%	1.88%
Ratio of net expenses to average net assets (4)	1.85%	1.84%	1.85%		1.89%	1.88%
Ratio of net investment income to average net assets (4)(5)	0.54%	2.48%	1.36%		1.67%	2.38%
Portfolio Turnover Rate	542%	159%	310%		320%	153%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales charges (Class A1) and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Less than $0.01.

See accompanying notes to financial statements.

SIERRA TACTICAL ALL ASSET FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	September 30,	September 30,	September 30,		September 30,	September 30,
Class I1 Shares	2022	2021	2020		2019	2018
Net asset value, beginning of year	$24.05	$23.43	$23.26		$23.08	$23.54
Activity from investment operations:
Net investment income (1)(4)(5)	0.13	0.60	0.31		0.38	0.52
Net realized and unrealized gain (loss) on investments	(2.18)	0.63	0.21		0.19	(0.41)
Total from investment operations	(2.05)	1.23	0.52		0.57	0.11
Less distributions from:
Net investment income	(0.13)	(0.61)	(0.31)		(0.39)	(0.57)
Net realized gains	(0.08)	—	(0.04)		—	—
Return of capital	(0.02)	—	(0.00	) (6)	—	—
Total distributions	(0.23)	(0.61)	(0.35)		(0.39)	(0.57)
Net asset value, end of year	$21.77	$24.05	$23.43		$23.26	$23.08
Total return (2)	(8.59)%	5.24%	2.27%		2.50%	0.45%
Net assets, at end of year (000s)	$7,656	$9,170	$3,172		$3,950	$5,899
Ratio of gross expenses to average net assets (3)(4)	1.85%	1.84%	1.85%		1.89%	1.88%
Ratio of net expenses to average net assets (4)	1.85%	1.84%	1.85%		1.89%	1.88%
Ratio of net investment income to average net assets (4)(5)	0.54%	2.45%	1.32%		1.68%	2.20%
Portfolio Turnover Rate	542%	159%	310%		320%	153%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions, if any.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Less than $0.01.

See accompanying notes to financial statements.

SIERRA TACTICAL CORE INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
	September 30,		September 30,	September 30,		September 30,	September 30,
Class A Shares	2022		2021	2020		2019	2018
Net asset value, beginning of year	$21.91		$21.50	$21.51		$20.96	$21.44
Activity from investment operations:
Net investment income (1)(4)(5)	0.24		0.58	0.53		0.51	0.62
Net realized and unrealized gain (loss) on investments	(1.65)		0.43	0.00	(6)	0.56	(0.51)
Total from investment operations	(1.41)		1.01	0.53		1.07	0.11
Less distributions from:
Net investment income	(0.23)		(0.60)	(0.54)		(0.52)	(0.59)
Net realized gains	—		—	(0.00	) (6)	—	—
Return of capital	(0.03)		—	—		—	—
Total distributions	(0.26)		(0.60)	(0.54)		(0.52)	(0.59)
Net asset value, end of year	$20.24		$21.91	$21.50		$21.51	$20.96
Total return (2)	(6.50)%		4.71%	2.48%		5.21%	0.53%
Net assets, at end of year (000s)	$49,885		$61,843	$69,753		$64,244	$75,143
Ratio of gross expenses to average net assets (3)(4)	1.34	% (8)	1.34%	1.36%		1.36%	1.35%
Ratio of net expenses to average net assets (4)	1.35	% (7)	1.34%	1.35%		1.35%	1.35%
Ratio of net investment income to average net assets (4)(5)	1.16%		2.65%	2.47%		2.45%	2.91%
Portfolio Turnover Rate	522%		117%	294%		221%	131%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales charges and assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Less than $0.01.

(7)	Represents the ratio of expenses to average net assets after adviser recapture of waived fees from the prior period.

(8)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from the prior period.

See accompanying notes to financial statements.

SIERRA TACTICAL CORE INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
	September 30,		September 30,	September 30,		September 30,	September 30,
Class C Shares	2022		2021	2020		2019	2018
Net asset value, beginning of year	$21.85		$21.44	$21.45		$20.91	$21.39
Activity from investment operations:
Net investment income (1)(4)(5)	0.12		0.44	0.40		0.39	0.49
Net realized and unrealized gain (loss) on investments	(1.66)		0.44	0.00	(6)	0.55	(0.50)
Total from investment operations	(1.54)		0.88	0.40		0.94	(0.01)
Less distributions from:
Net investment income	(0.15)		(0.47)	(0.41)		(0.40)	(0.47)
Net realized gains	—		—	(0.00	) (6)	—	—
Return of capital	(0.02)		—	—		—	—
Total distributions	(0.17)		(0.47)	(0.41)		(0.40)	(0.47)
Net asset value, end of year	$20.14		$21.85	$21.44		$21.45	$20.91
Total return (2)	(7.07)%		4.12%	1.90%		4.56%	(0.06)%
Net assets, at end of year (000s)	$149,452		$176,858	$142,722		$130,746	$129,749
Ratio of gross expenses to average net assets (3)(4)	1.94	% (8)	1.94%	1.96%		1.96%	1.96%
Ratio of net expenses to average net assets (4)	1.95	% (7)	1.94%	1.95%		1.95%	1.95%
Ratio of net investment income to average net assets (4)(5)	0.54%		2.00%	1.87%		1.84%	2.34%
Portfolio Turnover Rate	522%		117%	294%		221%	131%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Less than $0.01.

(7)	Represents the ratio of expenses to average net assets after adviser recapture of waived fees from the prior period.

(8)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from the prior period.

See accompanying notes to financial statements.

SIERRA TACTICAL CORE INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
	September 30,		September 30,	September 30,		September 30,	September 30,
Investor Class	2022		2021	2020		2019	2018
Net asset value, beginning of year	$21.95		$21.54	$21.54		$20.99	$21.47
Activity from investment operations:
Net investment income (1)(4)(5)	0.24		0.58	0.53		0.51	0.63
Net realized and unrealized gain (loss) on investments	(1.66)		0.43	0.01		0.56	(0.52)
Total from investment operations	(1.42)		1.01	0.54		1.07	0.11
Less distributions from:
Net investment income	(0.23)		(0.60)	(0.54)		(0.52)	(0.59)
Net realized gains	—		—	(0.00	) (6)	—	—
Return of capital	(0.03)		—	—		—	—
Total distributions	(0.26)		(0.60)	(0.54)		(0.52)	(0.59)
Net asset value, end of year	$20.27		$21.95	$21.54		$21.54	$20.99
Total return (2)	(6.53)%		4.70%	2.53%		5.19%	0.52%
Net assets, at end of year (000s)	$67,463		$80,457	$77,540		$68,005	$85,844
Ratio of gross expenses to average net assets (3)(4)	1.34	% (8)	1.34%	1.36%		1.36%	1.35%
Ratio of net expenses to average net assets (4)	1.35	% (7)	1.34%	1.35%		1.35%	1.35%
Ratio of net investment income to average net assets (4)(5)	1.13%		2.64%	2.48%		2.44%	2.95%
Portfolio Turnover Rate	522%		117%	294%		221%	131%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Less than $0.01.

(7)	Represents the ratio of expenses to average net assets after adviser recapture of waived fees from the prior period.

(8)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from the prior period.

See accompanying notes to financial statements.

SIERRA TACTICAL CORE INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	September 30,	September 30,	September 30,		September 30,	September 30,
Instl Class	2022	2021	2020		2019	2018
Net asset value, beginning of year	$21.81	$21.40	$21.41		$20.87	$21.35
Activity from investment operations:
Net investment income (1)(4)(5)	0.32	0.66	0.60		0.59	0.70
Net realized and unrealized gain (loss) on investments	(1.64)	0.43	0.01		0.56	(0.50)
Total from investment operations	(1.32)	1.09	0.61		1.15	0.20
Less distributions from:
Net investment income	(0.30)	(0.68)	(0.62)		(0.61)	(0.68)
Net realized gains	—	—	(0.00	) (6)	—	—
Return of capital	(0.04)	—	—		—	—
Total distributions	(0.34)	(0.68)	(0.62)		(0.61)	(0.68)
Net asset value, end of year	$20.15	$21.81	$21.40		$21.41	$20.87
Total return (2)	(6.12)%	5.15%	2.90%		5.61%	0.94%
Net assets, at end of year (000s)	$1,674,803	$1,571,623	$1,345,504		$1,018,078	$828,171
Ratio of gross expenses to average net assets (3)(4)	0.94%	0.94%	0.96%		0.96%	0.96%
Ratio of net expenses to average net assets (4)	0.94%	0.94%	0.96%		0.96%	0.96%
Ratio of net investment income to average net assets (4)(5)	1.51%	3.01%	2.82%		2.83%	3.33%
Portfolio Turnover Rate	522%	117%	294%		221%	131%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Less than $0.01.

See accompanying notes to financial statements.

SIERRA TACTICAL MUNICIPAL FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
Class A Shares	2022	2021	2020	2019 (1)
Net asset value, beginning of period	$27.16	$25.93	$26.42	$25.00
Activity from investment operations:
Net investment income (2)(5)(6)	0.20	0.55	0.58	0.48
Net realized and unrealized gain (loss) on investments	(1.58)	1.21	(0.45)	1.31
Total from investment operations	(1.38)	1.76	0.13	1.79
Less distributions from:
Net investment income	(0.22)	(0.53)	(0.59)	(0.37)
Net realized gains	(0.77)	—	(0.03)	—
Total distributions	(0.99)	(0.53)	(0.62)	(0.37)
Net asset value, end of period	$24.79	$27.16	$25.93	$26.42
Total return (3)	(5.27)%	6.88%	0.46%	7.20	% (8)
Net assets, at end of period (000s)	$4,582	$3,384	$2,659	$1,616
Ratio of gross expenses to average net assets (4)(5)(7)	1.26%	1.29%	1.35%	1.47%
Ratio of net expenses to average net assets (5)(7)	1.23%	1.23%	1.23%	1.23%
Ratio of net investment income to average net assets (5)(6)(7)	0.78%	2.04%	2.23%	2.42%
Portfolio Turnover Rate	668%	121%	186%	26	% (8)

(1)	The Sierra Tactical Municipal Fund Class A shares commenced operations on December 27, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and assume changes in share price and reinvestment of dividends and capital gain distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Annualized for periods less than one year.

(8)	Not annualized.

See accompanying notes to financial statements.

SIERRA TACTICAL MUNICIPAL FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
Class C Shares	2022	2021	2020	2019 (1)
Net asset value, beginning of period	$26.99	$25.80	$26.33	$26.44
Activity from investment operations:
Net investment income (2)(5)(6)	0.01	0.32	0.35	0.02
Net realized and unrealized gain (loss) on investments	(1.56)	1.22	(0.39)	(0.13)
Total from investment operations	(1.55)	1.54	(0.04)	(0.11)
Less distributions from:
Net investment income	(0.12)	(0.35)	(0.46)	—
Net realized gains	(0.77)	—	(0.03)	—
Total distributions	(0.89)	(0.35)	(0.49)	—
Net asset value, end of period	$24.55	$26.99	$25.80	$26.33
Total return (3)	(5.92)%	6.05%	(0.21)%	(0.42	)% (9)
Net assets, at end of period (000s)	$1,529	$1,252	$386	$26	(7)
Ratio of gross expenses to average net assets (4)(5)(8)	2.01%	2.04%	2.10%	2.22%
Ratio of net expenses to average net assets (5)(8)	1.98%	1.98%	1.98%	1.98%
Ratio of net investment income to average net assets (5)(6)(8)	0.04%	1.19%	1.36%	1.37%
Portfolio Turnover Rate	668%	121%	186%	26	% (9)

(1)	The Sierra Tactical Municipal Fund Class C shares commenced operations on September 10, 2019.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Not truncated.

(8)	Annualized for periods less than one year.

(9)	Not annualized.

See accompanying notes to financial statements.

SIERRA TACTICAL MUNICIPAL FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
Investor Class Shares	2022	2021	2020	2019 (1)
Net asset value, beginning of period	$27.14	$25.92	$26.33	$25.00
Activity from investment operations:
Net investment income (2)(5)(6)	0.15	0.51	0.48	0.42
Net realized and unrealized gain (loss) on investments	(1.57)	1.21	(0.40)	1.28
Total from investment operations	(1.42)	1.72	0.08	1.70
Less distributions from:
Net investment income	(0.19)	(0.50)	(0.46)	(0.37)
Net realized gains	(0.77)	—	(0.03)	—
Total distributions	(0.96)	(0.50)	(0.49)	(0.37)
Net asset value, end of period	$24.76	$27.14	$25.92	$26.33
Total return (3)	(5.38)%	6.66%	0.30%	6.85	% (8)
Net assets, at end of period (000s)	$4,129	$4,377	$2,465	$94
Ratio of gross expenses to average net assets (4)(5)(7)	1.41%	1.44%	1.50%	1.62%
Ratio of net expenses to average net assets (5)(7)	1.38%	1.38%	1.38%	1.38%
Ratio of net investment income to average net assets (5)(6)(7)	0.59%	1.89%	1.86%	2.17%
Portfolio Turnover Rate	668%	121%	186%	26	% (8)

(1)	The Sierra Tactical Municipal Fund Investor Class shares commenced operations on December 27, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Annualized for periods less than one year.

(8)	Not annualized.

See accompanying notes to financial statements.

SIERRA TACTICAL MUNICIPAL FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
Instl Class Shares	2022	2021	2020	2019 (1)
Net asset value, beginning of period	$27.07	$25.85	$26.35	$25.00
Activity from investment operations:
Net investment income (2)(5)(6)	0.25	0.60	0.64	0.49
Net realized and unrealized gain (loss) on investments	(1.57)	1.22	(0.45)	1.30
Total from investment operations	(1.32)	1.82	0.19	1.79
Less distributions from:
Net investment income	(0.25)	(0.60)	(0.66)	(0.44)
Net realized gains	(0.77)	—	(0.03)	—
Total distributions	(1.02)	(0.60)	(0.69)	(0.44)
Net asset value, end of period	$24.73	$27.07	$25.85	$26.35
Total return (3)	(5.04)%	7.06%	0.71%	7.20	% (8)
Net assets, at end of period (000s)	$302,954	$281,733	$196,579	$120,105
Ratio of gross expenses to average net assets (4)(5)(7)	1.01%	1.04%	1.10%	1.22%
Ratio of net expenses to average net assets (5)(7)	1.01%	1.02%	0.98%	0.98%
Ratio of net investment income to average net assets (5)(6)(7)	0.96%	2.23%	2.47%	2.52%
Portfolio Turnover Rate	668%	121%	186%	26	% (8)

(1)	The Sierra Tactical Municipal Fund Instl Class shares commenced operations on December 27, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Annualized for periods less than one year.

(8)	Not annualized.

See accompanying notes to financial statements.

SIERRA TACTICAL MUNICIPAL FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
Special Class Shares	2022	2021	2020	2019 (1)
Net asset value, beginning of period	$27.11	$25.88	$26.37	$25.00
Activity from investment operations:
Net investment income (2)(5)(6)	0.27	0.64	0.71	0.53
Net realized and unrealized gain (loss) on investments	(1.57)	1.21	(0.50)	1.29
Total from investment operations	(1.30)	1.85	0.21	1.82
Less distributions from:
Net investment income	(0.20)	(0.62)	(0.67)	(0.45)
Net realized gains	(0.77)	—	(0.03)	—
Total distributions	(0.97)	(0.62)	(0.70)	(0.45)
Net asset value, end of period	$24.84	$27.11	$25.88	$26.37
Total return (3)	(4.96)%	7.19%	0.81%	7.33	% (8)
Net assets, at end of period (000s)	$295	$443	$339	$382
Ratio of gross expenses to average net assets (4)(5)(7)	0.94%	0.94%	1.04%	1.16%
Ratio of net expenses to average net assets (5)(7)	0.92%	0.92%	0.92%	0.92%
Ratio of net investment income to average net assets (5)(6)(7)	1.04%	2.36%	2.73%	2.68%
Portfolio Turnover Rate	668%	121%	186%	26	% (8)

(1)	The Sierra Tactical Municipal Fund Special shares commenced operations on December 27, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Annualized for periods less than one year.

(8)	Not annualized.

See accompanying notes to financial statements.

SIERRA TACTICAL BOND FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
Class A Shares	2022	2021	2020 (1)
Net asset value, beginning of period	$27.74	$27.83	$25.00
Activity from investment operations:
Net investment income (2)(5)(6)	0.11	0.84	0.76
Net realized and unrealized gain (loss) on investments	(1.81)	1.09	2.82
Total from investment operations	(1.70)	1.93	3.58
Less distributions from:
Net investment income	(0.14)	(0.78)	(0.75)
Net realized gains	—	(1.24)	—
Total distributions	(0.14)	(2.02)	(0.75)
Net asset value, end of period	$25.90	$27.74	$27.83
Total return (3)	(6.15)%	7.15%	14.50	% (8)
Net assets, at end of period (000s)	$22,076	$12,105	$4,721
Ratio of gross expenses to average net assets (4)(5)(7)	1.48%	1.48%	1.49%
Ratio of net expenses to average net assets (5)(7)	1.48%	1.48%	1.49%
Ratio of net investment income to average net assets (5)(6)(7)	0.40%	3.02%	2.72%
Portfolio Turnover Rate	955%	57%	956	% (8)

(1)	The Sierra Tactical Bond Fund Class A shares commenced operations on October 1, 2019.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and assume changes in share price and reinvestment of dividends and capital gain distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Annualized for periods less than one year.

(8)	Not annualized.

See accompanying notes to financial statements.

SIERRA TACTICAL BOND FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
Class C Shares	2022	2021	2020 (1)
Net asset value, beginning of period	$27.68	$27.81	$25.00
Activity from investment operations:
Net investment income (loss) (2)(5)(6)	(0.09)	0.63	0.53
Net realized and unrealized gain (loss) on investments	(1.80)	1.09	2.92
Total from investment operations	(1.89)	1.72	3.45
Less distributions from:
Net investment income	(0.07)	(0.61)	(0.64)
Net realized gains	—	(1.24)	—
Total distributions	(0.07)	(1.85)	(0.64)
Net asset value, end of period	$25.72	$27.68	$27.81
Total return (3)	(6.85)%	6.33%	13.97	% (8)
Net assets, at end of period (000s)	$21,528	$22,977	$2,517
Ratio of gross expenses to average net assets (4)(5)(7)	2.23%	2.23%	2.24%
Ratio of net expenses to average net assets (5)(7)	2.23%	2.23%	2.24%
Ratio of net investment income (loss) to average net assets (5)(6)(7)	(0.36)%	2.27%	1.91%
Portfolio Turnover Rate	955%	57%	956	% (8)

(1)	The Sierra Tactical Bond Fund Class C shares commenced operations on October 1, 2019.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Annualized for periods less than one year.

(8)	Not annualized.

See accompanying notes to financial statements.

SIERRA TACTICAL BOND FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
Investor Class Shares	2022	2021	2020 (1)
Net asset value, beginning of period	$27.75	$27.84	$25.00
Activity from investment operations:
Net investment income (2)(5)(6)	0.07	0.79	0.75
Net realized and unrealized gain (loss) on investments	(1.81)	1.10	2.79
Total from investment operations	(1.74)	1.89	3.54
Less distributions from:
Net investment income	(0.12)	(0.74)	(0.70)
Net realized gains	—	(1.24)	—
Total distributions	(0.12)	(1.98)	(0.70)
Net asset value, end of period	$25.89	$27.75	$27.84
Total return (3)	(6.29)%	6.99%	14.36	% (8)
Net assets, at end of period (000s)	$17,598	$19,077	$11,594
Ratio of gross expenses to average net assets (4)(5)(7)	1.63%	1.63%	1.64%
Ratio of net expenses to average net assets (5)(7)	1.63%	1.63%	1.64%
Ratio of net investment income to average net assets (5)(6)(7)	0.27%	2.83%	2.74%
Portfolio Turnover Rate	955%	57%	956	% (8)

(1)	The Sierra Tactical Bond Fund Investor Class shares commenced operations on October 1, 2019.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Annualized for periods less than one year.

(8)	Not annualized.

See accompanying notes to financial statements.

SIERRA TACTICAL BOND FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
Instl Class Shares	2022	2021	2020 (1)
Net asset value, beginning of period	$27.76	$27.85	$25.00
Activity from investment operations:
Net investment income (2)(5)(6)	0.18	0.91	0.83
Net realized and unrealized gain (loss) on investments	(1.81)	1.09	2.81
Total from investment operations	(1.63)	2.00	3.64
Less distributions from:
Net investment income	(0.17)	(0.85)	(0.79)
Net realized gains	—	(1.24)	—
Total distributions	(0.17)	(2.09)	(0.79)
Net asset value, end of period	$25.96	$27.76	$27.85
Total return (3)	(5.89)%	7.40%	14.78	% (8)
Net assets, at end of period (000s)	$2,051,793	$1,840,643	$1,027,880
Ratio of gross expenses to average net assets (4)(5)(7)	1.23%	1.23%	1.24%
Ratio of net expenses to average net assets (5)(7)	1.23%	1.23%	1.24%
Ratio of net investment income to average net assets (5)(6)(7)	0.66%	3.26%	3.05%
Portfolio Turnover Rate	955%	57%	956	% (8)

(1)	The Sierra Tactical Bond Fund Instl Class shares commenced operations on October 1, 2019.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Annualized for periods less than one year.

(8)	Not annualized.

See accompanying notes to financial statements.

SIERRA TACTICAL RISK SPECTRUM 50 FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Year Ended	Period Ended
	September 30,	September 30,
Class A Shares	2022	2021 (1)
Net asset value, beginning of period	$24.61	$25.00
Activity from investment operations:
Net investment income (2)(5)(6)	0.20	0.24
Net realized and unrealized loss on investments	(2.89)	(0.44)
Total from investment operations	(2.69)	(0.20)
Less distributions from:
Net investment income	(0.22)	(0.19)
Return of capital	(0.01)	—
Total distributions	(0.23)	(0.19)
Net asset value, end of period	$21.69	$24.61
Total return (3)	(10.99)%	(0.82	)% (8)
Net assets, at end of period (000s)	$614	$339
Ratio of gross expenses to average net assets (4)(5)(7)	1.64%	1.72%
Ratio of net expenses to average net assets (5)(7)	1.56%	1.56%
Ratio of net investment income to average net assets (5)(6)(7)	0.85%	2.72%
Portfolio Turnover Rate	640%	39	% (8)

(1)	The Sierra Tactical Risk Spectrum 50 Fund Class A shares commenced operations on May 26, 2021.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and assume changes in share price and reinvestment of dividends and capital gain distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Annualized for periods less than one year.

(8)	Not annualized.

See accompanying notes to financial statements.

SIERRA TACTICAL RISK SPECTRUM 50 FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Year Ended		Period Ended
	September 30,		September 30,
Class C Shares	2022		2021 (1)
Net asset value, beginning of period	$24.55		$25.00
Activity from investment operations:
Net investment income (2)(5)(6)	0.05		0.14
Net realized and unrealized loss on investments	(2.89)		(0.41)
Total from investment operations	(2.84)		(0.27)
Less distributions from:
Net investment income	(0.08)		(0.18)
Return of capital	(0.00	) (9)	—
Total distributions	(0.08)		(0.18)
Net asset value, end of period	$21.63		$24.55
Total return (3)	(11.58)%		(1.09	)% (8)
Net assets, at end of period (000s)	$42		$29
Ratio of gross expenses to average net assets (4)(5)(7)	2.39%		2.47%
Ratio of net expenses to average net assets (5)(7)	2.31%		2.31%
Ratio of net investment income to average net assets (5)(6)(7)	0.22%		1.63%
Portfolio Turnover Rate	640%		39	% (8)

(1)	The Sierra Tactical Risk Spectrum 50 Fund Class C shares commenced operations on May 26, 2021.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and assume changes in share price and reinvestment of dividends and capital gain distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Annualized for periods less than one year.

(8)	Not annualized.

(9)	Less than $0.01.

See accompanying notes to financial statements.

SIERRA TACTICAL RISK SPECTRUM 50 FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Year Ended	Period Ended
	September 30,	September 30,
Investor Class Shares	2022	2021 (1)
Net asset value, beginning of period	$24.61	$25.00
Activity from investment operations:
Net investment income (2)(5)(6)	0.19	0.18
Net realized and unrealized loss on investments	(2.91)	(0.39)
Total from investment operations	(2.72)	(0.21)
Less distributions from:
Net investment income	(0.19)	(0.18)
Return of capital	(0.01)	—
Total distributions	(0.20)	(0.18)
Net asset value, end of period	$21.69	$24.61
Total return (3)	(11.07)%	(0.84	)% (8)
Net assets, at end of period (000s)	$1,460	$1,457
Ratio of gross expenses to average net assets (4)(5)(7)	1.79%	1.87%
Ratio of net expenses to average net assets (5)(7)	1.71%	1.71%
Ratio of net investment income to average net assets (5)(6)(7)	0.82%	2.03%
Portfolio Turnover Rate	640%	39	% (8)

(1)	The Sierra Tactical Risk Spectrum 50 Fund Investor Class shares commenced operations on May 26, 2021.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and assume changes in share price and reinvestment of dividends and capital gain distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Annualized for periods less than one year.

(8)	Not annualized.

See accompanying notes to financial statements.

SIERRA TACTICAL RISK SPECTRUM 50 FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Year Ended	Period Ended
	September 30,	September 30,
Instl Class Shares	2022	2021 (1)
Net asset value, beginning of period	$24.61	$25.00
Activity from investment operations:
Net investment income (2)(5)(6)	0.29	0.21
Net realized and unrealized loss on investments	(2.92)	(0.40)
Total from investment operations	(2.63)	(0.19)
Less distributions from:
Net investment income	(0.28)	(0.20)
Return of capital	(0.01)	—
Total distributions	(0.29)	(0.20)
Net asset value, end of period	$21.69	$24.61
Total return (3)	(10.75)%	(0.76	)% (8)
Net assets, at end of period (000s)	$163,155	$134,137
Ratio of gross expenses to average net assets (4)(5)(7)	1.39%	1.47%
Ratio of net expenses to average net assets (5)(7)	1.31%	1.31%
Ratio of net investment income to average net assets (5)(6)(7)	1.21%	2.32%
Portfolio Turnover Rate	640%	39	% (8)

(1)	The Sierra Tactical Risk Spectrum 50 Fund Institutional Class shares commenced operations on May 26, 2021.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and assume changes in share price and reinvestment of dividends and capital gain distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Annualized for periods less than one year.

(8)	Not annualized.

See accompanying notes to financial statements.

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2022

1.	ORGANIZATION

The Sierra Tactical All Asset Fund (“STAAF”), Sierra Tactical Core Income Fund (“STCIF”), Sierra Tactical Municipal Fund (“STMF”), Sierra Tactical Bond Fund (“STBF”) and Sierra Tactical Risk Spectrum 50 Fund (“STRSF”) (each a “Fund” and collectively the “Funds”), are each a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company. STAAF’s two investment objectives are to provide long-term total return (the combination of yield and net price gains from underlying funds) and to limit volatility and downside risk. STCIF’s two investment objectives are to provide total return (with income contributing a significant part) and to limit volatility and downside risk. STMF’s investment objective is to seek total return, including tax-free income from the dividends of underlying municipal bond funds, while seeking to limit downside risk. STBF’s two investment objectives are to provide total return (with income contributing a significant part) and to limit volatility and downside risk. STRSF’s two investment objectives are to provide total return (the combination of yield and net price gains from the underlying funds) and to limit volatility and downside risk. The Funds pursue their investment objectives by investing in a broadly diversified portfolio consisting of open-end and/or closed-end investment companies, including mutual funds and exchange-traded funds (“ETFs”).

Each Fund currently offers Class A, Class C, Investor Class, and Instl Class with STAAF also offering Class A1 and Class I1, and STMF also offering Special Class Shares. Class C, Investor Class, Instl Class, Special Shares and Class I1 shares are offered at net asset value (“NAV”). The Trust suspended the sale of Class Y shares for STAAF. Effective July 26, 2019, the Trust suspended the sale of Class Y shares and existing Class Y shares have been converted into Instl Class shares for STCIF. Class A and Class A1 shares are offered at NAV plus a maximum sales charge of 3.75%. Each class represents an interest in the same assets of the respective Fund and classes are identical except for differences in their sales charge structures, minimum investment amounts and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. A Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective NAV as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”). The Board may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2022 for the Funds’ assets measured at fair value:

Sierra Tactical All Asset Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Fund	$4,231,553	$—	$—	$4,231,553
Open End Funds	54,165,828	—	—	54,165,828
Short-Term Investment	802,830,895	—	—	802,830,895
Total	$861,228,276	$—	$—	$861,228,276

Sierra Tactical Core Income Fund

Assets*	Level 1	Level 2	Level 3	Total
Open End Funds	$5,434,353	$—	$—	$5,434,353
Short-Term Investment	1,933,923,028	—	—	1,933,923,028
Total	$1,939,357,381	$—	$—	$1,939,357,381

Sierra Tactical Municipal Fund

Assets*	Level 1	Level 2	Level 3	Total
Open End Funds	$880,141	$—	$—	$880,141
Short-Term Investments	312,134,853	—	—	312,134,853
Total	$313,014,994	$—	$—	$313,014,994

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

Sierra Tactical Bond Fund

Assets*	Level 1	Level 2	Level 3	Total
Open End Funds	$2,961,235	$—	$—	$2,961,235
Short-Term Investment	2,105,233,306	—	—	2,105,233,306
Total	$2,108,194,541	$—	$—	$2,108,194,541

Sierra Tactical Risk Spectrum 50 Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Fund	$808,020	$—	$—	$808,020
Open End Funds	7,184,188	—	—	7,184,188
Short-Term Investment	156,177,023	—	—	156,177,023
Total	$164,169,231	$—	$—	$164,169,231

The Funds did not hold any Level 2 or 3 securities during the year.

*	See Schedule of Investments for classification.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid monthly for STCIF, STMF and STBF and quarterly for STAAF and STRSF. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Funds comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2019 to September 30, 2021, or expected to be taken in the Funds’ September 30, 2022 tax returns. The Funds have identified their major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Credit Facility – Effective January 24, 2020, the Funds entered into a revolving, uncommitted $100,000,000 line of credit with U.S. Bank, N.A. (the “Revolving Credit Agreement”). Borrowings under the Revolving Credit Agreement bore interest at Prime Rate minus 1% per month. There are no fees charged on the unused portion of the line of credit. For the year ended September 30, 2022, amounts outstanding to the Funds under the credit facility at no time were permitted to exceed in the aggregate the lessor of (a) $100,000,000; (b) 20% of the gross market value of the Funds or (c) 33.33% of the gross market value of the Funds.

During the year ended September 30, 2022, STMF and STBF drew on the line of credit were as follows:

					Maximum
		Outstanding Balance as		Average Borrowings	Borrowing Interest
FUND	Interest Expense	of September 30, 2022	Average Borrowings	Rate	Rate
STCIF	$2,878	$—	$4,709,250	5.50%	5.50%
STMF	$473	$—	$784,667	4.00%	5.50%
STBF	$850	$—	$9,414,000	3.25%	3.25%

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change or climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment.

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2022, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

FUND	PURCHASES	SALES
STAAF	$2,647,557,545	$3,197,058,049
STCIF	$4,970,026,283	$6,416,267,896
STMF	$838,698,979	$1,100,390,469
STBF	$6,629,279,083	$8,377,902,695
STRSF	$539,216,128	$638,542,760

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Wright Fund Management, LLC serves as the Funds’ investment adviser (the “Adviser”). Pursuant to an advisory agreement with the Trust, on behalf of the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate indicated below of each Fund’s average daily net assets. For the year ended September 30, 2022, each Fund incurred the following in advisory fees:

FUND	ANNUAL RATE	TOTAL ADVISORY FEE
STAAF	1.25%	$10,857,233
STCIF	0.75%	$14,396,996
STMF	0.75%	$2,286,735
STBF	1.05%	$20,844,396
STRSF	1.05%	$1,576,706

Pursuant to a written contract (the “Expense Limitation Agreement”), the Adviser has agreed, at least until January 31, 2023 for STCIF, STAAF, STMF, STBF and STRSF to waive a portion of its advisory fee and has agreed to reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses), taxes or extraordinary expenses, such as litigation expenses) do not exceed the following amounts per annum of the average daily net assets of each class of shares:

			Investor
	Class A	Class C	Class	Instl Class	Class A1	Class I1	Special Shares
STAAF	1.75%	2.50%	1.75%	1.50%	1.90%	1.90%	N/A
STCIF	1.35%	1.95%	1.35%	1.00%	N/A	N/A	N/A
STMF	1.23%	1.98%	1.38%	1.05%	N/A	N/A	0.92%
STBF	1.54%	2.29%	1.69%	1.29%	N/A	N/A	N/A
STRSF	1.56%	2.31%	1.71%	1.31%	N/A	N/A	N/A

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

If the Adviser waives any fees or reimburses any expenses pursuant to the Expense Limitation Agreement, and a Fund’s operating expenses are subsequently lower than its respective expense limitation, the Adviser shall be entitled to reimbursement by the respective Fund provided that such reimbursement does not cause that Fund’s operating expenses to exceed its respective expense limitation. If a Fund’s operating expenses subsequently exceed the respective expense limitation, the reimbursements for such Fund shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Expense Limitation Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended September 30, 2022, the Adviser waived $0 with respect to STAAF, STCIF, and STBF, and $3,054 and $120,767 to STMF and STRSF, respectively, under each Fund’s Expense Limitation Agreement. For the year ended September 30, 2022, the Adviser recaptured fees in the amount of $26,224 with respect to STCIF.

The following amounts are subject to recapture by the Adviser by the following dates:

	9/30/2023	9/30/2024	9/30/2025
STCIF	$6,113	$—	$—
STMF	$197,596	$53,674	$3,054
STRSF	$—	$50,594	$120,767

Distributor – The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by the Funds at annual rates of the average daily net assets attributable to the following Funds and Classes, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plans are compensation plans, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended September 30, 2022, the 12b-1 annual rates of the average daily net assets of each class of shares for the Funds were as follows:

	Class A	Class C	Investor Class	Class A1	Class I1
STAAF	0.25%	1.00%	0.25%	0.40%	0.40%
STCIF	0.40%	1.00%	0.40%	N/A	N/A
STMF	0.25%	1.00%	0.40%	N/A	N/A
STBF	0.25%	1.00%	0.40%	N/A	N/A
STRSF	0.25%	1.00%	0.40%	N/A	N/A

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended September 30, 2022, the amounts listed below were received by the Distributor and retained by the principal underwriter or other affiliated broker-dealers for each fund respectively:

		Front End Sale	Amounts retained by
	Share	charges received by	the Principal
Fund	Class	the Distributor	Underwriter
STAAF	Class A1	$2,285	$110
	Class A	$23,464	$1,382
STCIF	Class A	$159,052	$10,090
STMF	Class A	$10,559	$38
STBF	Class A	$66,989	$3,988
STRSF	Class A	$9,084	$334

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Funds pay UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions utilized during the periods ended September 30, 2022 and September 30, 2021 was as follows:

For the period ended September 30, 2022:
	Ordinary	Long-Term	Return	Tax Exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
Sierra Tactical All Asset Fund	$6,082,745	$2,830,529	$1,437,006	$590,064	$10,940,344
Sierra Tactical Core Income Fund	21,456,669	—	3,861,466	3,623,725	28,941,860
Sierra Tactical Municipal Fund	8,769,849	592,443	—	2,388,861	11,751,153
Sierra Tactical Bond Fund	12,356,635	—	—	—	12,356,635
Sierra Tactical Risk Spectrum 50 Fund	1,599,419	—	73,993	213,060	1,886,472

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

For the period ended September 30, 2021:
	Ordinary	Long-Term	Return	Tax Exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
Sierra Tactical All Asset Fund	$20,048,467	$329,647	$—	$2,682,478	$23,060,592
Sierra Tactical Core Income Fund	45,369,700	2,829,482	7,976	6,510,916	54,718,074
Sierra Tactical Municipal Fund	195,040	—	—	5,250,311	5,445,351
Sierra Tactical Bond Fund	102,581,749	—	—	—	102,581,749
Sierra Tactical Risk Spectrum 50 Fund	644,743	—	—	—	644,743

As of September 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Sierra Tactical All Asset Fund	$—	$—	$(55,791,326)	$(1,603,940)	$—	$1,039,690	$(56,355,576)
Sierra Tactical Core Income Fund	—	—	(94,484,036)	—	—	(544,067)	(95,028,103)
Sierra Tactical Municipal Fund	69,306	—	(17,021,694)	—	—	(113,756)	(17,066,144)
Sierra Tactical Bond Fund	481,775	—	(82,197,112)	(910,914)	—	(268,272)	(82,894,523)
Sierra Tactical Risk Spectrum 50 Fund	—	—	(20,123,521)	(1,985,896)	—	(317,144)	(22,426,561)

The difference between the book basis and tax basis for unrealized appreciation and undistributed net realized gains from security transactions is primarily attributable to the tax deferral of losses on wash sales and adjustments for partnerships.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Portfolio	Losses
Sierra Tactical All Asset Fund	$55,791,326
Sierra Tactical Core Income Fund	94,484,036
Sierra Tactical Municipal Fund	17,021,694
Sierra Tactical Bond Fund	82,197,112
Sierra Tactical Risk Spectrum 50 Fund	20,123,521

At September 30, 2022, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carryforwards utilized as follows:

	Non-Expiring
Portfolio	Short-Term	Long-Term	Total	CLCF Utilized
Sierra Tactical All Asset Fund	$1,603,940	$—	$1,603,940	$—
Sierra Tactical Core Income Fund	—	—	—	—
Sierra Tactical Municipal Fund	—	—	—	—
Sierra Tactical Bond Fund	910,914	—	910,914	98,251
Sierra Tactical Risk Spectrum 50 Fund	1,985,896	—	1,985,896	—

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2022, TD Ameritrade held approximately 59.0%, 28.6%, 49.8%, 50.0% and 61.3% of the voting securities of STAAF, STCIF, STMF, STBF and STRSF, respectively. The Trust has no knowledge as to whether all or any portion of the shares owned of record by TD Ameritrade are also owned beneficially.

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

STAAF, STCIF, STBF and STRSF currently invests a portion of their assets in the First American Government Obligations Fund - Class X (“First American”). First American is registered under the 1940 Act as open-end management investment companies. STAAF, STCIF, STMF, STBF and STRSF may redeem its investments in First American at any time if the Adviser determines that it is in the best interest of STAAF, STCIF, STMF, STBF and STRSF, and their shareholders to do so. The performance of STAAF, STCIF, STMF, STBF and STRSF will be directly affected by the performance of First American. The financial statements of First American, including its portfolios of investments, can be found at the Securities and Exchange Commission’s website, www.sec.gov, and should be read in conjunction with STAAF, STCIF, STMF, STBF and STRSF’s financial statements. As of September 30, 2022, the percentage of STAAF, STCIF, STMF, STBF and STRSF’s net assets invested in First American Government Obligations Fund - Class X were 92.7%, 99.6%, 99.5%, 99.6% and 94.5%, respectively.

8.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

				Tax Net
				Unrealized
	Cost for Federal	Unrealized	Unrealized	Appreciation
Portfolio	Tax purposes	Appreciation	Depreciation	(Depreciation)
Sierra Tactical All Asset Fund	$860,188,586	$2,116,112	$(1,076,422)	$1,039,690
Sierra Tactical Core Income Fund	1,939,901,448	1,092	(545,159)	(544,067)
Sierra Tactical Municipal Fund	313,128,750	—	(113,756)	(113,756)
Sierra Tactical Bond Fund	2,108,462,813	—	(268,272)	(268,272)
Sierra Tactical Risk Spectrum 50 Fund	164,486,375	117,547	(434,691)	(317,144)

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following:

Dividends: The Board declared the following monthly dividends:

Fund		Dividend Per Share	Record Date	Payable Date
Sierra Tactical Core Income Fund	Class A	0.0238	10/27/2022	10/31/2022
Sierra Tactical Core Income Fund	Class C	0.0148	10/27/2022	10/31/2022
Sierra Tactical Core Income Fund	Investor Class	0.0238	10/27/2022	10/31/2022
Sierra Tactical Core Income Fund	Instl Class	0.0299	10/27/2022	10/31/2022

Fund		Dividend Per Share	Record Date	Payable Date
Sierra Tactical Municipal Fund	Class A	0.0265	10/27/2022	10/31/2022
Sierra Tactical Municipal Fund	Class C	0.0129	10/27/2022	10/31/2022
Sierra Tactical Municipal Fund	Investor Class	0.0231	10/27/2022	10/31/2022
Sierra Tactical Municipal Fund	Instl Class	0.0311	10/27/2022	10/31/2022
Sierra Tactical Municipal Fund	Special Class	0.0328	10/27/2022	10/31/2022

Fund		Dividend Per Share	Record Date	Payable Date
Sierra Tactical Bond Fund	Class A	0.0285	10/27/2022	10/31/2022
Sierra Tactical Bond Fund	Class C	0.0144	10/27/2022	10/31/2022
Sierra Tactical Bond Fund	Investor Class	0.0256	10/27/2022	10/31/2022
Sierra Tactical Bond Fund	Instl Class	0.0333	10/27/2022	10/31/2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Sierra Tactical All Asset Fund, Sierra Tactical Core Income Fund, Sierra Tactical Municipal Fund, Sierra Tactical Bond Fund, and Sierra Tactical Risk Spectrum 50 Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Sierra Tactical All Asset Fund, Sierra Tactical Core Income Fund, Sierra Tactical Municipal Fund, Sierra Tactical Bond Fund, and Sierra Tactical Risk Spectrum 50 Fund, each a series of shares of beneficial interest in Northern Lights Fund Trust (the “Funds” ), including the schedules of investments, as of September 30, 2022, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2022, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Changes in Net Assets and Financial Highlights Presented
Sierra Tactical All Asset Fund	The statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended
Sierra Tactical Core Income Fund	The statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended
Sierra Tactical Municipal Fund

The statements of changes in net assets for each of the years in the two-year period then ended

For Class A, Investor Class, Instl Class, and Special Class: The financial highlights for each of the years in the three-year period ended September 30, 2022 and for the period December 27, 2018 (commencement of operations) through September 30, 2019

For Class C: The financial highlights for each of the years in the three-year period ended September 30, 2022 and for the period September 10, 2019 (commencement of operations) through September 30, 2019

Sierra Tactical Bond Fund	The statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period ended September 30, 2022 and for the period October 1, 2019 (commencement of operations) through September 30, 2020
Sierra Tactical Risk Spectrum 50 Fund	The statements of changes in net assets and the financial highlights for the year ended September 30, 2022 and for the period May 26, 2021 (commencement of operations) through September 30, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust since 2006.

Philadelphia, Pennsylvania

November 28, 2022

THE SIERRA FUNDS
EXPENSE EXAMPLES (Unaudited)
September 30, 2022

As a shareholder of the Sierra Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A and Class A1 shares and; (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Sierra Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2022 through September 30, 2022.

Actual Expenses

The “Actual” table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on the Sierra Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/2022	9/30/2022	4/1/2022 - 9/30/2022	4/1/2022 - 9/30/2022
Sierra Tactical All Asset Class A	$1,000.00	$937.50	$8.25	1.70%
Sierra Tactical All Asset Class C	1,000.00	933.80	11.87	2.45%
Sierra Tactical All Asset Investor Class	1,000.00	937.40	8.25	1.70%
Sierra Tactical All Asset Instl Class	1,000.00	938.40	7.03	1.45%
Sierra Tactical All Asset Class A1	1,000.00	937.00	8.97	1.85%
Sierra Tactical All Asset Class I1	1,000.00	936.70	8.97	1.85%
Sierra Tactical Core Income Class A	1,000.00	964.90	6.65	1.35%
Sierra Tactical Core Income Class C	1,000.00	961.90	9.59	1.95%
Sierra Tactical Core Income Investor Class	1,000.00	964.90	6.65	1.35%
Sierra Tactical Core Income Instl Class	1,000.00	966.60	4.64	0.94%
Sierra Tactical Municipal Fund Class A	1,000.00	970.20	6.08	1.23%
Sierra Tactical Municipal Fund Class C	1,000.00	966.40	9.76	1.98%
Sierra Tactical Municipal Fund Investor Class	1,000.00	969.10	6.81	1.38%
Sierra Tactical Municipal Fund Instl Class	1,000.00	971.30	5.01	1.01%
Sierra Tactical Municipal Fund Special Shares	1,000.00	971.60	4.55	0.92%
Sierra Tactical Bond Fund Class A	1,000.00	980.60	7.30	1.48%
Sierra Tactical Bond Fund Class C	1,000.00	977.20	10.99	2.23%
Sierra Tactical Bond Fund Investor Class	1,000.00	980.30	8.05	1.63%
Sierra Tactical Bond Fund Instl Class	1,000.00	982.10	6.08	1.23%
Sierra Tactical Risk Spectrum 50 Fund Class A	1,000.00	917.40	7.50	1.56%
Sierra Tactical Risk Spectrum 50 Fund Class C	1,000.00	914.00	11.08	2.31%
Sierra Tactical Risk Spectrum 50 Fund Investor Class	1,000.00	916.90	8.22	1.71%
Sierra Tactical Risk Spectrum 50 Fund Instl Class	1,000.00	918.70	6.30	1.31%

THE SIERRA FUNDS
EXPENSE EXAMPLES (Unaudited)(Continued)
September 30, 2022

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/2022	9/30/2022	4/1/2022 - 9/30/2022	4/1/2022 - 9/30/2022
Sierra Tactical All Asset Class A	$1,000.00	$1,016.56	$8.58	1.70%
Sierra Tactical All Asset Class C	1,000.00	1,012.79	12.35	2.45%
Sierra Tactical All Asset Investor Class	1,000.00	1,016.55	8.58	1.70%
Sierra Tactical All Asset Instl Class	1,000.00	1,017.81	7.32	1.45%
Sierra Tactical All Asset Class A1	1,000.00	1,015.81	9.33	1.85%
Sierra Tactical All Asset Class I1	1,000.00	1,015.80	9.34	1.85%
Sierra Tactical Core Income Class A	1,000.00	1,018.30	6.83	1.35%
Sierra Tactical Core Income Class C	1,000.00	1,015.29	9.85	1.95%
Sierra Tactical Core Income Investor Class	1,000.00	1,018.30	6.83	1.35%
Sierra Tactical Core Income Instl Class	1,000.00	1,020.35	4.77	0.94%
Sierra Tactical Municipal Fund Class A	1,000.00	1,018.90	6.23	1.23%
Sierra Tactical Municipal Fund Class C	1,000.00	1,015.14	10.00	1.98%
Sierra Tactical Municipal Fund Investor Class	1,000.00	1,018.15	6.98	1.38%
Sierra Tactical Municipal Fund Instl Class	1,000.00	1,019.99	5.13	1.01%
Sierra Tactical Municipal Fund Special Shares	1,000.00	1,020.46	4.66	0.92%
Sierra Tactical Bond Fund Class A	1,000.00	1,017.56	7.44	1.48%
Sierra Tactical Bond Fund Class C	1,000.00	1,013.81	11.20	2.23%
Sierra Tactical Bond Fund Investor Class	1,000.00	1,016.80	8.20	1.63%
Sierra Tactical Bond Fund Instl Class	1,000.00	1,018.80	6.19	1.23%
Sierra Tactical Risk Spectrum 50 Fund Class A	1,000.00	1,017.25	7.89	1.56%
Sierra Tactical Risk Spectrum 50 Fund Class C	1,000.00	1,013.49	11.66	2.31%
Sierra Tactical Risk Spectrum 50 Fund Investor Class	1,000.00	1,016.50	8.64	1.71%
Sierra Tactical Risk Spectrum 50 Fund Instl Class	1,000.00	1,018.50	6.63	1.31%

*	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

THE SIERRA FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2022

Wright Fund Management, LLC

Adviser to Sierra Tactical All Asset Fund (“Sierra Tactical”), Sierra Tactical Bond Fund “(Sierra Bond”), Sierra Tactical Core Income Fund (“Sierra Tactical Core”) and Sierra Tactical Municipal (“Fund Sierra Municipal”)and Sierra Tactical Risk Spectrum 50 Fund (“Sierra Tactical 50”)*

In connection with the regular meeting held on September 21-22, 2022 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of the investment advisory agreements (each “Advisory Agreement”) between Wright Fund Management, LLC (“WFM”) and the Trust, with respect to the Sierra Tactical, Sierra Bond, Sierra Tactical Core, Sierra Municipal and Sierra Tactical 50 (collectively referred to as the “Funds”). In considering the re-approval of each Advisory Agreement, the Board received materials specifically relating to each Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that WFM was founded in 1987 and was part of the Sierra Investment Management group of companies (the “Sierra Group”). The Board observed that WFM managed approximately $5.2 billion and focused on providing an investment strategy suitable for retirees and other conservative investors. The Board remarked that WFM had been recognized as a top financial adviser by various financial publications. The Board reviewed the background information of the key investment personnel who were responsible for servicing the Funds, taking into account their education and noting the investment team’s long history and diverse financial industry experience. The Board noted that WFM assessed current market trends by reviewing data produced by both private and government sources and analyzed the current economic environment and the relationship among different investment sectors. The Board observed that WFM used a custodian bank to execute mutual fund transactions and selected broker dealers on their ability to execute ETF trades and provide quality accurate executions at a reasonable cost. The Board noted that WFM used trailing stop-loss orders to mitigate the impact of sustained market declines. The Board further noted that WFM reported no material compliance or litigation issues since the prior renewal of the Advisory Agreements. The Board concluded that WFM was expected to continue providing a high level of quality service to the Funds and their respective shareholders.

THE SIERRA FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2022

Performance.

Sierra Tactical. The Board noted that the Fund received a two-star Morningstar rating and outperformed its Morningstar category, peer group, and benchmark over the one-year period. The Board noted that the Fund underperformed its Morningstar category, peer group, and benchmark over the three-year and five-year periods and performed on par with its peer group and Morningstar category over the since inception period. The Board observed that the Fund’s standard deviation was in the first quartile among its peer group and Morningstar category across all periods. The Board acknowledged that WFM emphasized reducing maximum draw drowns for shareholders, which resulted in lower returns during some periods. The Board concluded that WFM could be expected to provide reasonable returns to the Fund and its shareholders.

Sierra Bond. The Board reviewed the Fund’s objective and noted that the Fund had achieved this objective as it provided both total return and reduced downside risk since inception. The Board noted that the Fund outperformed its peer group and benchmark over the one-year and since-inception periods, performed on par with its Morningstar category over the one-year period, and outperformed its Morningstar category over the since inception period. The Board noted that over the one-year period, the Fund’s standard deviation ranked in the top quartile among its peer group. The Board acknowledged the impact of the volatility in high-yield corporate bond and long-duration treasury funds and the impact of such volatility on the Fund’s risk metrics. The Board noted that WFM had implemented the Fund’s strategy and could be expected to provide reasonable returns to the Fund and its shareholders.

Sierra Tactical Core. The Board noted that the Fund received a five-star Morningstar rating. The Board also noted that that the Fund outperformed its benchmark across all time periods. The Board observed that Fund outperformed the peer group and Morningstar category over the one-year period despite conditions of the bond market. The Board noted that the Fund had underperformed its Morningstar category over the three-year and five-year periods and performed in line with its peer group over the same periods. The Board noted that the Fund’s standard deviation was in the first or second quartile among its peer group and Morningstar category across all periods. The Board determined that WFM could be expected to provide reasonable returns to the Fund and its shareholders.

Sierra Municipal. The Board observed that the Fund received a four-star Morningstar rating. The Board noted that the Fund outperformed its peer group, Morningstar category, and benchmark across all periods. The Board further noted that the Fund ranked in the first or second quartiles for all MPT statistics across all periods. The Board reviewed the Fund’s objective of providing total return and reducing downside risks and noted that WFM proved capable of providing reasonable returns to the Fund and its shareholders.

Sierra Tactical 50. The Board noted Fund’s limited history and acknowledged it had outperformed its peer group, Morningstar category, and benchmark over the one-year and since inception period. The Board noted that the Fund’s standard deviation ranked in the first quartile among its peer group and Morningstar category across all periods. The Board observed that the Fund’s Sharpe and Sortino ratios compared unfavorably to its peer group and Morningstar category

THE SIERRA FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2022

and acknowledged WFM’s belief that the ratios would improve over time. The Board further considered WFM’s statement that maximum drawdown was an appropriate measure of the Fund’s success. The Board noted WFM’s assertion that the Fund’s maximum drawdown compared favorably to the drawdowns of the funds in its peer group. Although past performance is no guarantee of future results, the Board concluded that WFM could be expected to continue to provide reasonable returns to the Fund and its shareholders.

Fees and Expenses.

Sierra Tactical. The Board considered the Fund’s advisory fee, noting that it was higher than its peer group and Morningstar category medians and was also the category high. The Board discussed the Fund’s net expense ratio, acknowledging that it was higher than its Morningstar category and peer group medians and averages. The Board further noted that WFM attributed the higher fees to extensive daily involvement of senior personnel who conduct extensive quantitative and global macro top-down fundamental analysis, uniquely broad diversification, rand emphasis on risk mitigation. The Board acknowledged WFM’s advisory fee was higher than the fees charged by WFM for separately managed accounts due to the additional analytical work involved in selecting and allocating assets among a wider range of mutual funds and ETFs. After discussion, the Board concluded the advisory fee was not unreasonable in light of the strategy employed by WFM.

Sierra Bond. The Board considered the advisory fee noting that it was higher than its peer group Morningstar category medians and averages. The Board noted that WFM explained that its advisory fee was higher than its peer group and Morningstar category due to the Fund’s unique strategy and management style when compared to its peers, which were not all actively managed. The Board discussed the Fund’s net expense ratio, acknowledging that it was lower than its peer group and Morningstar category medians and averages. After further discussion, the Board concluded the advisory fee was not unreasonable in light of the strategy employed by WFM.

Sierra Tactical Core. The Board noted that the Fund’s advisory fee was lower than its peer group and Morningstar category medians and averages. They further noted that the Fund’s net expense ratio was lower than the peer group and Morningstar category medians and averages. After discussion, the Board agreed that the WFM’s advisory fee was not unreasonable.

Sierra Municipal. The Board noted that the Fund’s advisory fee was slightly higher than the peer group median and average and higher than the Morningstar category median and average. The Board further noted that the Fund’s net expense ratio was slightly higher than the peer group median and higher than the Morningstar category median and average. The Board discussed WFM’s explanation for the Fund’s higher fees, acknowledging that WFM attributed the higher fees and expenses to the costs of extensive daily involvement of senior personnel, uniquely broad diversification, and its emphasis on risk mitigation. Given these considerations, the Board agreed that WFM’s advisory fee for the Fund was not unreasonable.

Sierra Tactical 50. The Board noted that the Fund’s advisory fee was much higher than the peer group and Morningstar category medians and averages. The Board acknowledged that the

THE SIERRA FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2022

Fund’s advisory fee was the category high. The Board further noted that the Fund’s net expense ratio was higher than the peer group and Morningstar category medians and averages but below the category high. The Board discussed WFM’s explanation for the Fund’s higher fees, acknowledging that WFM attributed the higher fees and expenses to the costs of extensive daily involvement of senior personnel, additional resources required to analyze a wider variety of asset classes than its peers, and extremely unique risk mitigation strategy with a downside goal limit. Given these considerations, the Board agreed that WFM’s advisory fee for the Fund was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by WFM with respect to each Fund individually. The Board examined WFM’s responses and noted that WFM’s calculations demonstrated a degree of profitability that was not insignificant for each Fund. The Board further noted that when considering the amount of fees waived by WFM and its affiliates for the separately managed accounts invested in the Funds, the profitability calculations for each Fund decreased. The Board reviewed WFM’s 15(c) response regarding the overall profitability of WFM and recognized that WFM was an efficiently managed enterprise with minimal overhead and expenses. The Board also considered the business, operational and other risks assumed by WFM in managing each Fund, including the risk of increased costs due to additional regulatory requirements, as well as capacity constraints of the Funds. After further discussion, the Board determined that the level of profitability for each Fund was not excessive.

Economies of Scale. The Board considered whether economies of scale had been realized in connection with the advisory services provided to the Funds. The Board noted WFM had agreed to a 0.25% breakpoint for Sierra Tactical on assets over $ 1 billion. The Board acknowledged WFM’s general concerns regarding capacity constraints. The Board agreed to continue to monitor each Fund’s asset levels and discuss breakpoints with WFM in the near future.

Conclusion. Having requested and received such information from WFM as the Board believed to be reasonably necessary to evaluate the terms of each Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the advisory fees were not unreasonable and that renewal of each Advisory Agreement with WFM was in the best interests of the Funds and each Fund’s respective shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

THE SIERRA FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2022

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 -2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

9/30/22 – NLFT_v1

THE SIERRA FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2022

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019); Treasurer of the Trust (2006-June 2017).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Associate Director, Ultimus Fund Solutions (since 2022); Manager of Legal Administration, Ultimus Fund Solutions (2020-2022); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013 - 2018).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of September 30, 2022, the Trust was comprised of 70 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-738-4363.

9/30/22 – NLFT_v1

THE SIERRA FUNDS
Additional Information (Unaudited)
September 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, each Fund’s investment strategies and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended September 30, 2022, the Board and the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and they determined that each Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●    Social Security number and wire transfer instructions

●    account transactions and transaction history

●    investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●    sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●    affiliates from using your information to market to you.

●    sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12 month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-866-738-4363 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISER
Wright Fund Management, LLC
3420 Ocean Park Blvd., Suite 3060
Santa Monica, CA 90405

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

SIERRA-A22

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022 - $ 75,800

2021 - $ 71,360

(b)	Audit-Related Fees

2022 – None

2021 – None

(c)	Tax Fees

2022 – $ 12,500

2021 – $ 11,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2022 - None

2021 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2022	2021
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2022 - $ 12,500

2021 - $ 11,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/08/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/08/22

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/ Treasurer

Date 12/08/22